Exhibit 10.2

[EXECUTION COPY]

THIRD AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT
DATED AS OF APRIL 23, 2008
(AS AMENDED THROUGH FEBRUARY 28, 2012)

THIS THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as such agreement may be amended, supplemented, modified or amended and restated from time to time, this “Agreement”) is made by ANNTAYLOR, INC., a Delaware corporation (“ATI”), ANNTAYLOR STORES CORPORATION, a Delaware corporation (the “Parent”), ANNCO, INC., a Delaware corporation (“ANNCO”), ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation (“ATDS”), and ANNTAYLOR RETAIL, INC., a Delaware corporation (“ATR” and, together with ATI, the Parent, ANNCO and ATDS, the “Grantors” and each, individually, a “Grantor”) in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for each of the Lenders now or hereafter party to the Credit Agreement (as defined below) (the “Agent”).
W I T N E S S E T H:
WHEREAS, ATI, ANNCO, ATDS, ATR, the Agent, the lenders referred to therein, the syndication agents named therein, and the issuing banks named therein have entered into that certain $175,000,000 Second Amended and Restated Credit Agreement dated November 14, 2003 (as amended, the “Original Credit Agreement”); and
WHEREAS, at the Borrowers’ request, Lenders, the Agent and the syndication agents named therein have agreed to amend and restate the Original Credit Agreement in its entirety pursuant to that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the “Credit Agreement”); and
WHEREAS, the Parent is the parent of each of ATI, ANNCO, ATDS and ATR and has and will materially benefit from the Loans made or to be made and the Letters of Credit issued or to be issued under the Credit Agreement, and in connection therewith and pursuant to the terms of the Credit Agreement, the Parent simultaneously herewith has entered into that certain Third Amended and Restated Parent Guaranty and is required to execute and deliver this Agreement; and
WHEREAS, each of ANNCO, ATDS and ATR is, directly or indirectly, a wholly owned Subsidiary of ATI and has and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and
WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Pledge and Security Agreement dated November 14, 2003 (as amended, the “Original Pledge and Security Agreement”), pursuant to which the Grantors granted a security interest in certain personal property and assets as collateral security for the payment and performance of such Grantors’ obligations under the loan documents relating to and including the Original Credit Agreement; and
WHEREAS, as collateral security for payment and performance by each Grantor of its Obligations, each Grantor is willing to continue, amend and grant to the Lender, as the case may be, a security interest in certain of its personal property and assets pursuant to the terms of this Agreement.
NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and each Letter of Credit Issuer to amend and restate the Original Credit Agreement and continue to, respectively, make Loans and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and each Letter of Credit Issuer, by acceptance hereof, as follows:
1.DEFINED TERMS. The following terms shall have the following respective meanings:
“Accounts” means all of each Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including all Credit Card Accounts and any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.
“Affiliate” as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; provided that no financial institution, mutual fund or investment banking firm shall be an Affiliate of any Grantor unless it owns, directly or indirectly, at least 20% of such Securities of such Grantor.
“Chattel Paper” means all of each Grantor’s now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.
“Copyrights” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations‑in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.
“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.
“Equipment” means all of each Grantor’s now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.
“Equity Interests” means, with respect to any Person, all shares, interests, participations or other equivalent ownership interests (however, designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Effective Date.
“Excluded Notes” means any promissory note with an original principal amount of less than $1,000,000 owing to any Grantor from a senior executive or key employee of such Grantor.
“General Intangibles” means all of each Grantor’s now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, all Pledged Equity Interests constituting “general intangibles” as defined in the UCC, rights to receive dividends, distributions, cash and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor, and including without limitation, all Credit Card Accounts and Patents, Trademarks and Copyrights constituting “general intangibles” as defined in the UCC.
“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in “goods” as defined in the UCC.

“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including, without limitation, all Pledged Notes constituting “instruments” as defined in the UCC.
“Inventory” means all of each Grantor’s now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor’s business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.
“Investment Property” means all of each Grantor’s right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts, including, without limitation, all Pledged Equity Interests constituting “investment property” as defined in the UCC.
“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.
“LLC Agreement” means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Partnership Agreement” means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Patents” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.
“Pledged Collateral” is defined in Section 3(c) hereof.
“Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Membership Interests” means all Equity Interests of each Securities Issuer which is a limited liability company identified in Item C of Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the LLC Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a member thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such LLC Agreement, (iv) the right of such Grantor to terminate such LLC Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a member thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.
“Pledged Notes” means all promissory notes of each Securities Issuer identified in Item A of Schedule IV hereto opposite the name of any Grantor and all other promissory notes of any such Securities Issuer issued from time to time to such Grantor other than any Excluded Notes, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor.
“Pledged Partnership Interests” means all Equity Interests of each Securities Issuer which is a partnership identified in Item D of Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the Partnership Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a partner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such Partnership Agreement, (iv) the right of such Grantor to terminate such Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a partner thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.
“Pledged Shares” means all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item B of Schedule IV hereto opposite the name of any Grantor including, in each case, (i) all rights (but not obligations) of such Grantor as an owner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (ii) all rights of such

Grantor, whether as an owner thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (iii) all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Grantor in any manner, and (iv) the certificates representing such shares of capital stock.
“Securities Issuer” means any Person listed on Schedule IV hereto that has issued or may issue a Pledged Equity Interest or a Pledged Note.
“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.
“Supporting Obligations” means all supporting obligations as such term is defined in the UCC.
“Trademarks” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each United States trademark, trade name, trade dress, registration and application identified in Schedule III attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark.
“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.
“Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted “Revised Article 9” of the UCC on or after July 1, 2001.
All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.
2.    GRANT OF LIEN.
(a)    As security for all Obligations, each Grantor hereby pledges, assigns,

charges, mortgages, delivers, transfers and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set‑off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:
(i)    all Accounts;
(ii)    all Inventory;
(iii)    all contract rights;
(iv)    all Chattel Paper;
(v)    all Documents;
(vi)    all Instruments;
(vii)    all Supporting Obligations and Letter-of-Credit Rights;
(viii)    all General Intangibles (including payment intangibles and Software);
(ix)    all Goods;
(x)    all Equipment;
(xi)    all Investment Property;
(xii)    all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;
(xiii)    all of such Grantor’s Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including the Payment Account;
(xiv)    all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;
(xv)    all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;
Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder, or any property or assets subject to any lease, license, contract or agreement if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement, or such property or assets subject to any lease, license, contract or agreement that does not result in any of the consequences specified in (i) or (ii), (b) any real property leasehold held by a Grantor, (c) any of the outstanding Equity Interests of a Foreign Subsidiary in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote, (d) any Excluded Notes, (e) motor vehicles covered by certificates of title, (f) patent number 6,427,855 issued on August 6, 2002 and owned by ANNCO and (g) any shares of Parent’s capital stock owned by any Grantor or any Margin Stock owned by any Grantor, unless the Grantors in aggregate own at any time Margin Stock (other than shares of Parent’s capital stock) with an aggregate value over $1,000,000, in which case such Margin Stock (other than shares of Parent’s capital stock) shall be included as Collateral or disposed of for Cash Equivalents to be included as Collateral).
All of the foregoing, together with the Real Estate covered by the Mortgage(s) and all other property of such Grantor in which the Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the “Collateral.”
(b)    The Collateral of each Grantor secures (i) in the case of the Borrower, all Obligations of the Borrower under the Loan Documents, (ii) in the case of the Parent, the Guaranteed Obligations under the Parent Guaranty and (iii) in the case of each Subsidiary Guarantor, the Guaranteed Obligations under the Subsidiary Guaranty. All of the Obligations shall be secured by all of the Collateral.
(c)    This Section 2 continues, reaffirms and amends, as the case may be, those respective first priority pledge and security interests granted under the Original Pledge and Security Agreement.
3.    PERFECTION AND PROTECTION OF SECURITY INTEREST.
(a)    Each Grantor shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the Mortgage(s), the Trademark Security Agreement and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iii) when an Event of Default has occurred and is continuing, transferring

Inventory to warehouses or other locations designated by the Agent; (iv) placing notations on such Grantor’s books of account to disclose the Agent’s security interest; and (v) taking such other steps as are deemed necessary by the Agent to maintain and protect the Agent’s Liens. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.
(b)    If any Grantor at any time owns Collateral consisting of a negotiable Document with a value in excess of $1,000,000 or Chattel Paper with an aggregate value in excess of $1,000,000, such Grantor shall promptly notify Agent thereof and, upon request of the Agent, deliver such Collateral to the Agent.
(c)    All certificates, notes and other instruments representing or evidencing the Pledged Equity Interests or the Pledged Notes and all other instruments now owned or at any time hereafter acquired by any Grantor other than any Excluded Notes (collectively, the “Pledged Collateral”) shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in the last sentence of Section 10(c) hereof) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time in its discretion and without notice to such Grantor, to transfer to or to register in the name of the Agent or any nominee of the Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 10 hereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.
(d)    If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.
(e)    If any Grantor is or becomes the beneficiary of a letter of credit in an amount in excess of $1,000,000, such Grantor shall promptly notify Agent thereof and enter into a tri‑party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.
(f)    Each Grantor shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all “transferable records” as defined in the Uniform Electronic Transactions Act.
(g)    Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
(h)    Each Grantor shall promptly deliver to Agent a copy of any complaint filed by it asserting any commercial tort claim (as defined in the UCC) in an amount in excess of $5,000,000 and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Agreement, granting to Agent a Lien in such commercial tort claim.
(i)    From time to time, each Grantor shall, upon the Agent’s request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but such Grantor’s failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Agent’s Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).
(j)    No Reincorporation. Without limiting the prohibitions on mergers involving any Grantor contained in the Credit Agreement or any other Loan Document, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without the prior written consent of Agent.
(k)    Terminations Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement covering the Collateral or amendment or termination statement with respect to any financing statement covering the Collateral without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2).
(l)    No Restriction on Payments to Agent. No Grantor shall enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to Agent.
4.    LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Agent and the Lenders that: Schedule I is a correct and complete list of the location of such Grantor’s chief executive office and the location of its books and records and (b) Schedule I correctly identifies any of such facilities and locations that are not owned by such Grantor. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations owned or leased by such Grantor or otherwise listed for such Grantor on Schedule

I except for Collateral which is in transit from a supplier to a Grantor or to customers of a Grantor or between any such locations or (ii) change the location of its chief executive office or location of its books and records from the location identified in Schedule I, unless it gives the Agent at least thirty (30) days’ prior written notice thereof. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit from a supplier to a Grantor or to customers of a Grantor or between any such locations) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance reasonably satisfactory to the Agent.
5.    JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor’s name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.
6.    TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Liens permitted by Section 7.10 of the Credit Agreement; (b) the Agent’s Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clause (a), (b), (c), (d) and (f) of the definition of Permitted Liens and permitted by clauses (b)(iii), (iv), (v), (vi), (vii) and (viii) of Section 7.10 of the Credit Agreement; and (c) such Grantor will use, store, and maintain the Collateral in accordance with customary business practices and will use such Collateral for lawful purposes only.
7.    ACCOUNTS.
(a)    Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor’s Accounts that are to be included in the determination of Eligible Credit Card Accounts, that: (i) such Account arises from the sale of goods, is owned by such Grantor and represents a complete bona fide transaction which requires no further act on the part of such Grantor to make such Account payable by the Account Debtor; (ii) such Account and the underlying contract related thereto does not contravene in any material respect any laws, rules or regulations applicable thereto including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and no Grantor party to the underlying contract related thereto is in violation of any such laws, rules or regulations in any material respect; (iii) the goods, the sale of which gave rise to the Account, were not at the time of the sale subject to any Lien other than Liens permitted under Section 7.10(b) of the Credit Agreement; and (iv) no Grantor is in material breach of any express or implied material representations or warranty with respect to the goods, the sale of which gave rise to such Account nor in material breach of any material representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Account.

(b)    No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent’s written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Grantor shall remain liable thereon until such instrument is paid in full.
(c)    Each Grantor shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent’s prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Grantor’s business when no Event of Default exists hereunder. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower’s Loan Account with the net amounts received by the Agent in payment of any Accounts in accordance with the provisions of the Credit Agreement.
8.    INVENTORY; PERPETUAL INVENTORY.
(a)    Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor’s business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. No Grantor will, without the Agent’s written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale on approval, consignment, or other repurchase or return basis.
(b)    If an Event of Default has occurred and is continuing or during any period that Liquidity is less than $37,500,000, in connection with all Inventory financed by Letters of Credit, each Grantor will, at the Agent’s request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent’s order, and if they shall come into such Grantor’s possession, to deliver them, upon request, to the Agent in their original form and shall also, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

9.    EQUIPMENT.
(a)    Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor’s business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.
(b)    Each Grantor shall promptly inform the Agent of any additions to or deletions from the Equipment in an amount in excess of $1,000,000. No Grantor shall permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Grantor will, without the Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.
(c)    Except as permitted by the Credit Agreement, no Grantor shall, without the Agent’s prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor’s Equipment.
10.    PLEDGED COLLATERAL. (a) The Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Notes of any Grantor’s Subsidiaries (if any), and, to the best of each Grantor’s knowledge, all other Pledged Notes, have been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.
(b)    The Pledged Equity Interests indicated on Schedule IV hereto constitute all of the shares of stock held by each Grantor of the respective issuers thereof who are not Foreign Subsidiaries and constitute 65% of all of the shares of stock of the respective issuers who are Foreign Subsidiaries. The Pledged Equity Interests and the Pledged Notes constitute all of the Pledged Collateral except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Agent has not at any time requested possession and which are not a material portion of the Collateral under this Agreement (the “Personal Property Collateral”), either singly or in the aggregate.
(c)    The pledge and delivery of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by each Grantor to perfect such security interest prior to the date hereof, create a continuing, valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the Agent has not at any time requested possession and which are not a material portion of the Personal Property Collateral, either singly or in the aggregate.
(d)    So long as no Event of Default shall have occurred and be continuing:

(i)    Each Grantor, and not the Agent, shall be entitled to exercise any and all voting and other rights of consent or approval pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that no Grantor shall exercise or refrain from exercising any such right without the consent of the Agent if such action or inaction would have a material adverse effect on the benefits to the Agent, the Lenders and the Issuing Banks, including, without limitation, the validity, priority or perfection of the security interest granted hereby or the remedies of the Agent hereunder.
(ii)    Each Grantor, and not the Agent, shall be entitled to receive and retain any and all dividends, principal and interest paid in respect of the Pledged Collateral provided, however, that any and all dividends, principal and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall forthwith be delivered to the Agent to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Lenders and the Issuing Banks, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement).
(iii)    The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.
(e)    Upon the occurrence and during the continuance of an Event of Default and at the direction of the Required Lenders:
(i)    All rights of any Grantor to exercise the voting and other rights of consent or approval which it would otherwise be entitled to exercise pursuant to Section 10(d)(i) hereof and to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 10(d)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other rights of consent or approval and to receive and hold as Pledged Collateral such dividends, principal and interest payments which shall forthwith be delivered to the Agent to be applied to the Obligations in such order as provided in Section 7.25 (or, if applicable, Section 3.5) of the Credit Agreement .
(ii)    All dividends, principal and interest payments which are received by any Grantor contrary to the provisions of paragraph (ii) of Section 10(d) hereof shall be received in trust for the benefit of the Lenders and the Issuing Banks and shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

(f)    Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity Interests subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Equity Interests; provided that in no event shall any Grantor be required to pledge more than 65% of the shares of any Foreign Subsidiary. Each Grantor hereby authorizes the Agent to modify this Agreement by amending Annex IV to include such additional shares or other securities.
(g)    Determination by the Agent to exercise its right to sell any or all of the Pledged Collateral pursuant to Section 19 hereof without making a request of the relevant Grantor to register such Pledged Collateral under the Securities Act shall not by the sole fact of such sale be deemed to be commercially unreasonable.
(h)    The Grantors hereby agree that the aggregate principal amount of all promissory notes described in clause (i) of the definition of Excluded Notes at any time outstanding shall not exceed $3,000,000.
11.    DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents are and will be owned by such Grantor, free and clear of all Liens other than Liens permitted under Section 7.10(b) of the Credit Agreement.
12.    RIGHT TO CURE. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act reasonably required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent’s Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 12 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower’s Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.
13.    POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and the Agent’s designee as each Grantor’s attorney, with power: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any Lender’s possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) upon the occurrence and during the continuance of an Event of Default, to complete in such Grantor’s name or the Agent’s name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) upon the occurrence and during the continuance of an Event of Default, to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent such Grantor’s authorization given in Section 3(g) hereof is not sufficient, to file such financing statements with respect to this Agreement, with or without such Grantor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; (h) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and (i) to do all things necessary to carry out the Credit Agreement and this Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.
14.    THE AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.
(a)    Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Grantor.
(b)    It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(c)    Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, such Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.
(d)    Agent may at any time in Agent’s own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent’s reasonable satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.
15.    PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.
(a)    No Grantor has any interest in, or title to, any United States Trademark or any Copyright or material Patent except as set forth in Schedule III hereto. This Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office, perfected Liens in favor of Agent on such Grantor’s patents, trademarks and copyrights identified on Schedule III and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from such Grantor. Upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent’s Lien on such Grantor’s patents, trademarks or copyrights identified on Schedule

III shall have been duly taken.
(b)    Each Grantor shall notify Agent immediately if it knows that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such patent, trademark or copyright, its right to register the same, or to keep and maintain the same.
(c)    In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Agent may request to evidence Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
(d)    Each Grantor shall take all actions appropriate under the circumstances or reasonably requested by Agent to maintain and pursue each patent, trademark and copyright application currently pending, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its reasonable business judgment that such patent, trademark or copyright is not material to the conduct of its business.
(e)    In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns of such infringement. Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take appropriate action to protect such patent, copyright or trademark, including, where such Grantor believes in its reasonable business judgment that it would be prudent to do so, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably request under the circumstances to protect such patent, trademark or copyright Collateral.
16.    INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Grantors, jointly or severally, will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against such Grantors and shall not be enforceable against Agent or any Lender.
17.    LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted by Section 7.10(b) of the Credit Agreement, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.
18.    NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent promptly, in reasonable detail of any Lien (other than Liens permitted by Section 7.10(b) of the Credit Agreement) or claim made or asserted against any of the Collateral.
19.    REMEDIES; RIGHTS UPON DEFAULT.
(a)    In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor’s premises or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as

Agent deems necessary or advisable. The Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any such Pledged Collateral, and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the “Securities Act”)).
(b)    Each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.
(c)    Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.
(d)    To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 19(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 19(d). Without limitation upon the foregoing, nothing contained in this Section 19(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 19(d).
20.    GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Agent to exercise rights and remedies under Section 19 hereof (including, without limiting the terms of Section 19 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time and for so long as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, wherever permitted by law or by agreement, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.
21.    LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

22.    MISCELLANEOUS.
(a)    Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
(b)    Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.
(c)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall, to the maximum extent permitted by applicable law, be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantor with respect to the matters referred to herein and therein.
(d)    No Waiver; Cumulative Remedies. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

(e)    Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
(f)    Termination of this Security Agreement.
(a) Subject to Section 22(a) hereof, this Agreement shall terminate upon all Letters of Credit being Fully Supported, the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted) and the termination of all Commitments under the Credit Agreement.
(b)    Upon any sale or other transfer by a Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Credit Agreement, the security interest in such Collateral shall automatically be released.
(c)    The Agent agrees that upon such termination or release of the security interests or release of any Collateral, the Agent shall, at the expense of the Grantors, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of the security interests or the release and reassignment of such Collateral, as the case may be.
(g)    Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.
(h)    Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.
(i)    Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS

OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND EACH GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.
(j)    Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP

ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.
(k)    Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
(l)    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(m)    Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 22(i) and Section 22(j), with its counsel.
(n)    Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
ANNTAYLOR, INC.
By: /s/ Michael J. Nicholson
Name:    Michael J. Nicholson
Title: Executive Vice President, Chief Financial Officer and Treasurer
ANNTAYLOR STORES CORPORATION
By: /s/ Michael J. Nicholson
Name:    Michael J. Nicholson
Title: Executive Vice President, Chief Financial Officer and Treasurer
ANNCO, INC.
By: /s/ Michael J. Nicholson
Name:    Michael J. Nicholson
Title: Executive Vice President, Chief Financial Officer and Treasurer
ANNTAYLOR DISTRIBUTION SERVICES, INC.
By: /s/ Michael J. Nicholson
Name:    Michael J. Nicholson
Title: Executive Vice President, Chief Financial Officer and Treasurer
ANNTAYLOR RETAIL, INC.
By: /s/ Michael J. Nicholson
Name:    Michael J. Nicholson
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page
Third Amended and Restated Pledge and Security Agreement

BANK OF AMERICA, N.A.,
as Agent
By: /s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Vice President

Signature Page
Third Amended and Restated Pledge and Security Agreement

SCHEDULE I
TO SECURITY AGREEMENT

LOCATION OF COLLATERAL*

A.	Location of Chief Executive Office for each Grantor:

1.	AnnTaylor Stores Corporation
7 Times Square
New York, NY 10036

2.	AnnTaylor, Inc.
7 Times Square
New York, NY 10036

3.	AnnTaylor Distribution Services, Inc.
7101 Distribution Drive
Louisville, Kentucky 40258

4.	AnnTaylor Retail, Inc.
7 Times Square
New York, NY 10036

5.	Annco, Inc.
476 Wheelers Farms Rd.
Milford, CT 06461

B.	Location of Books and Records
Each of AnnTaylor Stores Corporation, AnnTaylor, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc. and Annco, Inc. is:

476 Wheelers Farms Rd.
Milford, CT 06461

C.	Location of Collateral

7 Times Square
New York, NY 10036

7101 Distribution Drive
Louisville, Kentucky 40258

1372 Broadway
New York, NY 10018

476 Wheelers Farms Rd.
Milford, CT 06461

Innotrac Corporation (online order fulfillment provider location)
605 Crossroads Parkway
Bolingbrook, IL 60440

List of store locations – see attached list of store locations

D.	Location of all other places of business: See attached list of store locations

*All facilities and locations, except 7101 Distribution Drive, Louisville, Kentucky are leased.

Brand	Store Name	Street Address	City	State	Zip
ATS	Forum Shops @Caesars	3500 Las Vegas Blvd. Space #D03A	Las Vegas	NV	89109
ATS	Scottsdale Fashion	7014 E Camelback Road 7014 E Camelback Road, Suite 1	Scottsdale	AZ	85251
ATS	Paradise Valley Mall	4550-82 E.Cactus Rd. SPACE C36	Phoenix	AZ	85032
ATS	Biltmore Fashion Prk	2582 E. Camelback Road space #120	Phoenix	AZ	85016
ATS	The Venetian	3377 Las Vegas Blvd. South #2080	Las Vegas	NV	89109
ATS	Rampart Commons	1013 South Rampart Blvd.	Las Vegas	NV	89145
ATS	La Encantada	2905 East Skyline Drive Space #1024	Tucson	AZ	85718
ATS	Fashion Show	3200 Las Vegas Blvd. S Space #1195	Las Vegas	NV	89109
ATS	The Summit Sierra	13925 S.Virginia Street Suite #242	Reno	NV	89511
ATS	Town Square	6543 Las Vegas Blvd. South Space #C-117	Las Vegas	NV	89119
ATS	ABQ UPTOWN	2261 Q ST NE Space #2E	Albuquerque	NM	87110
ATS	Chandler Fashion Ctr	3111 W. Chandler Blvd. Space #1048	Chandler	AZ	85226
ATS	KIERLAND COMMONS	15205 N. Kierland Space # 180C1B	Scottsdale	AZ	85254
ATS	Beverly Center	8522 Beverly Blvd. Suite 782	Los Angeles	CA	90048
ATS	Pasadena	495-505 South Lake Ave.	Pasadena	CA	91101
ATS	Brea Mall	2117 Brea Mall	Brea	CA	92821
ATS	University Town Ctr.	4417 La Jolla Village Dr. N-9	San Diego	CA	92122
ATS	The Oaks	460 W. Hillcrest Drive	Thousand Oaks	CA	91360
ATS	Promenade Peninsula	550 Deep Valley Drive	Rolling Hills Estate	CA	90274
ATS	Mission Viejo Mall	952 The Shops at Mission Viejo	Mission Viejo	CA	92691
ATS	Westside Pavilion	10800 West Pico Blvd Space #150	Los Angeles	CA	90064
ATS	Glendale Galleria	1108 Glendale Galleria Space #G-4	Glendale	CA	91210
ATS	Sherman Oaks	14006 Riverside Drive Space #272	Sherman Oaks	CA	91423
ATS	Fashion Valley	324 Fashion Valley Space #675	San Diego	CA	92108
ATS	South Coast Plaza	3333 Bristol St. Space #2014	Costa Mesa	CA	92626
ATS	Manhattan Village	3200 Sepulveda Blvd. Space #E-8	Manhattan Beach	CA	90266
ATS	Century City	10250 Santa Monica Blvd Space # 175	Los Angeles	CA	0
ATS	Main Place	2800 North Main Street Space # 418	Santa Monica	CA	0
ATS	Gardens On El Paseo	73-515 El Paseo Space #G-1728	Palm Desert	CA	92260
ATS	Fashion Valley	7007 Friars Road Space #304	San Diego	CA	92108
ATS	Houston Galleria	5085 Westheimer Suite 2880	Houston	TX	77056
ATS	Town & Country Villa	12850 Memorial Dr. Suite 400	Houston	TX	77024
ATS	Village Arcade	5515 Kelvin Suite 90	Houston	TX	77005
ATS	Northstar Mall	32 North Star Mall Space #1735	San Antonio	TX	78216
ATS	Huebner Oaks Center	11745 IH 10 W.	San Antonio	TX	78230
ATS	Champions Forest	5470 FM 1960 West	Houston	TX	77069
ATS	River Oaks Center	1987 West Grey	Houston	TX	77019
ATS	Highland Village	4051 Westheimer Rd x	Houston	TX	77027
ATS	Shops at La Cantera	15900 LaCantera Parkway Bldg. 2 Suite #2240	San Antonio	TX	78256
ATS	Alamo Quarry Market	255 East Basse Suite 905	San Antonio	TX	78209
ATS	La Plaza Mall	2200 South 10th Street Space #F-14A	McAllen	TX	78503
ATS	First Colony Mall	16535 Southwest Freeway Space #1000	Sugarland	TX	77479

ATS	Willowbrook Mall	7925 FM 1960 W. Space #1096	Houston	TX	77070
ATS	Woodlands Market	9595 Six Pines Drive Suite 610	The Woodlands	TX	77380
ATS	River Oaks Center	1992 West Grey Space #G09	Houston	TX	77109
ATS	Memorial City Mall	303 Memorial City Space #750	Houston	TX	77024
ATS	Arboretum Market	9722 Great Hills Trail Suite 350	Austin	TX	78759
ATS	University Park Vlg.	1604 S. University Drive Suite 502	Fort Worth	TX	76107
ATS	Preston Park Village	1900 Preston Road	West Plano	TX	75093
ATS	Barton Creek Square	11410 Century Oaks Terrance Space C03	Austin	TX	78746
ATS	Utica Square	1948 Utica Square	Tulsa	OK	74114
ATS	Penn Square Mall	1901 Northwest Expressway Suite 1036	Oklahoma City	OK	73118
ATS	Kingsgate Center	8201 Quaker Avenue	Lubbock	TX	79424
ATS	South Lake	1426 Main Street	Southlake	TX	76092
ATS	Shops at Willow Bend	6121 West Park Blvd Space # B208	Plano	TX	75093
ATS	Northpark Center	8687 North Central Expressway Space #2132	Dallas	TX	75225
ATS	Park Plaza	6000 West Markham Street Space #2154	Little Rock	AR	72205
ATS	The Shops@Highland V	4141 Waller Creek Bldg Q Space #140	Highland Village	TX	75077
ATS	Galleria Dallas	13350 North Dallas Parkway Space # 1375	Dallas	TX	75240
ATS	Woodlands Hills Mall	7021 S. Memorial Drive Space #155	Tulsa	OK	74133
ATS	Watters Creek	913 Garden Park Drive x	Allen	TX	75013
ATS	Northpark Center	8687 North Central Expressway Space R1-1444	Dallas	TX	75225
ATS	Parks at Arlington	3811 South Copper St. Space #1070	Arlington	TX	76015
ATS	University Park Vlg.	1604 South Universtiy Drive Space #406	Fort Worth	TX	76107
ATS	Hillsdale Mall	276 Hillsdale Mall	San Mateo	CA	94403
ATS	Valley Fair	2855 Stevens Creek Blvd. #B305 & 307	Santa Clara	CA	95050
ATS	Embarcadero Center	3 Embarcadero Center	San Francisco	CA	94111
ATS	Pearlridge Center	981005 Moana Lua Rd. #121	Aiea	HI	96701
ATS	Washington Sq.	9624 SW Washington Sq. Rd.	Portland	OR	97223
ATS	Redmond Town Center	16535 NE 74th St. Space F115	Redmond	WA	98052
ATS	Pacific Place	600 Pine Street Space #305	Seattle	WA	98101
ATS	Arden Fair	1689 Arden Way	Sacramento	CA	95815
ATS	Stoneridge Mall	1128 Stoneridge Mall x	Pleasanton	CA	94588
ATS	Ala Moana Center	1450 Ala Moana Blvd. Space #309	Honolulu	HI	96814
ATS	The Shops@River Park	7831 Via del Rio x	Fresno	CA	93720
ATS	Pioneer Place	700 SW 5th Avenue Suite #3045	Portland	OR	97204
ATS	Bellevue Square	2048 Bellevue Square	Bellevue	WA	98004
ATS	Stanford Center	660 Stanford Shopping Center Space # 101	Palo Alto	CA	94304
ATS	Stonestown Galleria	3251 20th Ave. Space 210	San Francisco	CA	94132
ATS	University Village	2623 NE University Village Space #4	Seattle	WA	98105
ATS	VALLEY FAIR	2855 Stevens Creek Space # B305	Santa Clara	CA	95050
ATS	Pacific Place	10341 Pacific Street	Omaha	NE	68114
ATS	Rosedale Center	206 Rosedale Center	Roseville	MN	55113
ATS	Southdale Center	1195 Southdale Center	Edina	MN	55435
ATS	Mayfair Mall	2500 N. Mayfair Road Space 20	Wauwatosa	WI	53226

ATS	Gaviidae Commons	555 Nicollet Mall Suite 2277	Minneapolis	MN	55402
ATS	Fox River Mall	4301 West Wisconsin Avenue	Appleton	WI	54913
ATS	West Towne Mall	33 West Towne Mall	Madison	WI	53719
ATS	Boise Towne Sq. Mall	350 N. Milwaukee Box 1083 Space 1087	Boise	ID	83704
ATS	Mall of America	218 South Avenue	Bloomington	MN	55425
ATS	Shops At Arbor Lakes	12265 Elm Creek Blvd Space #B12	Maple Grove	MN	55369
ATS	Jordan Creek Town Ce	101 Jordan Creek Parkway Space #11080	West Des Moines	IA	50266
ATS	The Gateway	10 South Rio Grande Street Suite A	Salt Lake City	UT	84101
ATS	Ridgedale Center	12719 Wayzata Blvd. x	Minnetonka	MN	55343
ATS	Village Pointe Shopp	17250 Davenport Street Space #C-102	Omaha	NE	68118
ATS	City Creek Center	50 South Main Street Suite #260	Salt Lake City	UT	84101
ATS	Fashion Place	6191 S. State Street Space #A210	Murray	UT	84107
ATS	Mall of America	60 E. Broadway Space #S216	Bloomington	MN	55425
ATS	Regency Court	120 Regency Parkway Space #176a	Omaha	NE	68114
ATS	SOUTHDALE CENTER	10 Southdale Center Space # 1155	Edina	MN	55435
ATS	Park Meadows	8405 Park Meadows Drive Suite 1107	Littleton	CO	80124
ATS	Town Center Plaza	5240 West 119th St, Space 2040	Leawood	KS	66209
ATS	Bradley Fair	2000 N Rock Road Suite 126	Wichita	KS	67206
ATS	Oak Park Mall	11163 W. 95th Street	Overland Park	KS	66214
ATS	Chesterfield Mall	266 Chesterfield Mall #752	Chesterfield	MO	63017
ATS	Cherry Creek	3000 East 1st Avenue Space #249	Denver	CO	80206
ATS	Briargate	1925 Briargate Parkway Space #A125	Colorado Springs	CO	80920
ATS	124 Country Club Pla	309 Nichols Road x	Kansas City	MO	64112
ATS	West County Mall	130 West County Center Space #2127	St. Louis	MO	63131
ATS	Battlefield Mall	2825 S. Glenstone Ave. Space #H08D	Springfield	MO	65804
ATS	Flatiron Crossing	1 West Flatiron Circle Space # 1184	Broomfield	CO	80021
ATS	ST. LOUIS GALLERIA	1155 St. Louis Galleria Space # 1418	St. Louis	MO	63117
ATS	Plaza Frontenac	1701 S. Lindbergh Blvd. Space #241	St. Louis	MO	63131
ATS	Riverside Square	143 Riverside Square	Hackensack	NJ	7601
ATS	Ridgewood	240 Ridgewood Avenue	Ridgewood	NJ	7450
ATS	Bridgewater Commons	400 Commons Way	Bridgewater	NJ	8807
ATS	Rockaway Town Square	Route 80 E & Mount Hope Avenue	Rockaway	NJ	7866
ATS	Willowbrook Mall	1422 Willowbrook Mall Space 1420 & 1422	Wayne	NJ	7470
ATS	East Broad Street	165-169 East Broad Street	Westfield	NJ	7090
ATS	Garden State Plaza	Garden State Rt. 4 & 17 Space #1125	Paramus	NJ	7652
ATS	Streets of Chester	280 Streets of Chester Route 206 South	Chester	NJ	7930
ATS	Staten Island Mall	2655 Richmond Ave. Space 2585	Staten Island	NY	10314
ATS	The Mall@Shorthills	1200 Morris Turnpike Space # B153	Short Hills	NJ	7078
ATS	Somerset Collection	2801 W. Big Beaver Suite K252	Troy	MI	48084
ATS	Briarwood Mall	822 Briarwood Circle	Ann Arbor	MI	48108
ATS	Keystone at the Csng	8701 Keystone Crossing	Indianapolis	IN	46240
ATS	Grosse Pointe	16822 Kercheval Ave.	Grosse Pointe	MI	48230
ATS	Woodland	3195 28th Street SE	Grand Rapids	MI	49512

ATS	Beachwood Place	26300 Cedar Road Space 152	Beachwood	OH	44122
ATS	Southpark Center	1012 Southpark Center	Strongsville	OH	44136
ATS	Franklin Park Mall	5001 Monroe Street Suite 324 Space T-67	Toledo	OH	43623
ATS	University Park	6501 North Grape Road	Mishawaka	IN	46545
ATS	Twelve Oaks	27412 Novi Road	Novi	MI	48377
ATS	Village of Rochester	340 North Adams Road Space #G340	Rochester Hills	MI	48309
ATS	Crocker Park	145 Main Street Space #1050	Westlake	OH	44145
ATS	Clay Terrace	14400 Clay Terrace Blvd. Space #D13	Carmel	IN	46032
ATS	Eastwood Town Center	3012 Town Centre Blvd. Space D3	Lansing	MI	48912
ATS	World Fin Ctr	225 Liberty Street	New York	NY	10281
ATS	645 Madison Avenue	645 Madison Avenue	New York	NY	10022
ATS	South Street Seaport	4 Fulton Street	New York	NY	10038
ATS	149 Fifth Ave.	149-151Fifth Avenue	New York	NY	10010
ATS	850 Third Avenue	850 Third Avenue 52nd & 3rd	New York	NY	10022
ATS	1166 Sixth Avenue	1166 Sixth Avenue	New York	NY	10036
ATS	330 Madison Avenue	330 Madison Avenue	New York	NY	10017
ATS	71-09 Austin Street	71-09 Austin Street x	Forest Hills	NY	11375
ATS	600 5th Avenue	600 5th Avenue x	New York	NY	10020
ATS	South LaSalle Street	231 South LaSalle St.	Chicago	IL	60604
ATS	Town Square Wheaton	91 Town Square	Wheaton	IL	60187
ATS	Oakbrook Center	208 Oakbrook Center	Oak Brook	IL	60523
ATS	Old Orchard Center	74 Old Orchard Road Suite L19	Skokie	IL	60077
ATS	Woodfield Mall	N311 Woodfield Shopping Center	Schaumburg	IL	60173
ATS	Main Place	132 W Jefferson Ave. Space D1	Naperville	IL	60540
ATS	Michigan Ave	600 North Michigan Avenue	Chicago	IL	60611
ATS	Deer Park Town Ctr	20530 North Rand Road Space #314	Deer Park	IL	60010
ATS	Geneva Commons	402 Commons Drive Space #2140	Geneva	IL	60134
ATS	Orland Park Crossing	14215 LaGrange Road Space 116	Orland Park	IL	60462
ATS	Water Tower Place	845 North Michigan Ave Space #4075	Chicago	IL	60611
ATS	Northbrook Court	1252 Northbrook Court x	Northbrook	IL	60062
ATS	Michigan Ave.	600 N. Michigan Ave. Suite 180	Chicago	IL	60611
ATS	OLD ORCHARD CENTER	125 Old Orchard Rd. Space # C-15	Skokie	IL	60077
ATS	New Haven	968 Chapel Street	New Haven	CT	6510
ATS	Westport	97 Main Street	Westport	CT	6880
ATS	West Farms	216 West Farms Mall	Farmington	CT	6032
ATS	Stamford Town Center	100 Greyrock Place	Stamford	CT	6901
ATS	Trumbull Shopping Pk	5065 Main Street	Trumbull	CT	6611
ATS	Somerset Square	140 Glastonbury Road x	Glastonbury	CT	6033
ATS	Danbury Fair	7 Backus Avenue Space C-115	Danbury	CT	6810
ATS	Long Meadow Shops	694 Bliss Road	Longmeadow	MA	1106
ATS	New Canaan	59 Elm Street x	New Canaan	CT	6840
ATS	Providence Place	17 Providence Place Space #3190	Providence	RI	2903
ATS	Blue Back Square	91 Memorial Road Space #D50	West Hartford	CT	6107

ATS	Garden City Center	100 Midway Road Space #8100	Cranston	RI	2920
ATS	DANBURY FAIR MALL	7 Backus Ave Space # C-116	Danbury	CT	6810
ATS	Braintree	250 Granite Avenue	Braintree	MA	2184
ATS	Pheasant Lane	310 Daniel Webster Highway	South Nashua	NH	3060
ATS	Newbury	18 Newbury Street	Boston	MA	2116
ATS	Cambridgeside	100 Cambridgeside	Cambridge	MA	2141
ATS	Northshore Mall	Northshore Mall Route 20	Peabody	MA	1960
ATS	Natick Mall	1245 Worcester Road Space 116	Natick	MA	1760
ATS	Prudential Center	800 Boylston Street SPACE 27	Boston	MA	2199
ATS	Burlington Mall	75 Middlesex St.	Burlington	MA	1803
ATS	Solomon Pond	601 Donald Lynch Blvd.	Marlborough	MA	1752
ATS	Derby Street Shoppes	98 Derby Street Space #417	Hingham	MA	2043
ATS	Faneuil Hall	South Market Building Space #2170	Boston	MA	2109
ATS	44 Brattle Street	44 Brattle Street x	Cambridge	MA	2138
ATS	Chestnut Hill	199 Boylston St. Space # S219B	Chestnut Hill	MA	2467
ATS	Prudential Center	800 Boylston Street Space #174	Boston	MA	2199
ATS	Carousel Center	9503 Carousel Center	Syracuse	NY	13290
ATS	Larchmont	1919 Palmer Avenue	Larchmont	NY	10538
ATS	Eastchester	696 White Plains Road	Scarsdale	NY	10583
ATS	Smith Haven Mall	Route 25 & 347	Lake Grove	NY	11755
ATS	The Palisades Center	1780 Palisades Center Drive	West Nyack	NY	10994
ATS	Crossgates Mall	1 Crossgates Mall Space #D219	Albany	NY	12203
ATS	Walden Galleria	2000 Walden Avenue Space G-107	Buffalo	NY	14225
ATS	Eastview Mall	251 Eastview Mall Space F-10	Victor	NY	14564
ATS	41 South Moger Ave	41 South Moger Avenue x	Mt. Kisco	NY	10549
ATS	Americana Manhasset	1990 Northern Blvd. x	Manhasset	NY	11030
ATS	Roosevelt Field Mall	630 Old Country Road Space #2036D	Garden City	NY	11530
ATS	The Westchester	125 Westchester Ave. Space #2860A	White Plains	NY	10601
ATF/LOS	Waterloo	655 Route 318 Space #B059	Waterloo	NY	13165
ATF/LOS	Wrentham Premium	One Premium Outlets Blvd. Suite #339	Wrentham	MA	2093
ATF/LOS	Arsenal Mall	485 Arsenal Street Space B016A	Watertown	MA	2472
ATF/LOS	Niagara Falls Outlet	1822 Military Road Space #34	Niagra Falls	NY	14304
ATF/LOS	Manchester Outlets	16 Wyman Lane x	Manchester Center	VT	5255
ATF/LOS	Lee Outlets	50 Water Street Suite D170	Lee	MA	1238
ATF/LOS	Merrimack	Industrial Drive, Exit 10 Space #209	Merrimack	NH	3054
ATF/LOS	Clinton Premium	20 - A Killingworth Turnpike Space 400	Clinton	CT	6413
ATF/LOS	Wrentham Prem LOS	One Premium Outlets Blvd, Suite #240	Wrentham	MA	2093
ATF/LOS	Westbrook LOS	314 Flat Rock Place Suite E135	Westbrook	CT	6498
ATF/LOS	Waterloo Prem LOS	655 Route 318 Space 86, 88	Waterloo	NY	13165
ATF/LOS	Kittery LOS	283 US Route 1 Space # 108	Kittery	ME	3904
ATF/LOS	Tilton LOS	120 Laconia Road Space # 128	Tilton	NH	3276
ATF/LOS	Niagara Falls LOS	1900 Military Road Space # 94	Niagara Falls	NY	14304
ATF/LOS	Niagara Falls LOS	Suite 94 1900 Military Rd	Niagara Falls	NY	14304

ATF/LOS	Manchester LOS	97 Depot Street	Manchester Center	VT	5255
ATF/LOS	Merrimack LOS	Industrial Drive, Exit 10 Space #285	Merrimack	NH	3054
ATF/LOS	Gulf Coast	5460 Factory Shops Blvd. Space #700 & 705	Ellenton	FL	34222
ATF/LOS	Orlando Premium	8200 Vineland Avene Space #745	Orlando	FL	32821
ATF/LOS	Orlando Prime	4963 International Drive Unit 2C-01	Orlando	FL	32819
ATF/LOS	St.Augustine Outlets	2700 State Road 16 Westpoint Stevens Box /Sp #405	St.Augustine	FL	32092
ATF/LOS	Orlando Prime LOS	4953 International Drive Space 1A-15	Orlando	FL	32819
ATF/LOS	St. Aug Prime LOS	490 Prime Outlets Blvd. Space #1100	St. Augustine	FL	32084
ATF/LOS	Orlando Prem LOS	8200 Vineland Ave Space #1601	Orlando	FL	32821
ATF/LOS	Lake Buena Vista LOS	15831South Apopka Vineland Rd. (State Road 535) /Space # M-3	Orlando	FL	32821
ATF/LOS	Ellenton LOS	5707 Factory Shops Blvd. Space # 802	Ellenton	FL	34222
ATF/LOS	Rehoboth Beach	4565 Highway 1 Space 103	Rehoboth Beach	DE	19971
ATF/LOS	Philadelphia Premium	18 Lightcap Road Space #299	Pottstown	PA	19464
ATF/LOS	Lancaster Outlets	505 Stanley K. Tanger Blvd. Suite #505	Lancaster	PA	17602
ATF/LOS	Franklin Mills	1556 Franklin Mills Circle Space #653	Philadelphia	PA	19154
ATF/LOS	Outlets at Hershey	46 Outlet Square Space # 64	Hershey	PA	17033
ATF/LOS	Rockvale Outlets LOS	35 South Willowdale Drive Suite 1721	Lancaster	PA	17602
ATF/LOS	Phili Prem LOS	18 Lightcap Road Space #499	Pottstown	PA	19464
ATF/LOS	Rehoboth LOS	Delaware State Route 1 Space #311	Rehoboth Beach	DE	19971
ATF/LOS	Hershey LOS	78 Outlet Square	Hershey	PA	17033
ATF/LOS	FRANKLIN MILLS LOS	1455 Franklin Mills Circle Space # 209A	Philadelphia	PA	19154
ATF/LOS	Georgia Premium	800 Highway 400 South Suite #150	Dawsonville	GA	30534
ATF/LOS	Lebanon	One Outlet Village Blvd. Space #400	Lebanon	TN	37090
ATF/LOS	Locust Grove Outlets	1000 Tanger Drive Suite #410	Locust Grove	GA	30248
ATF/LOS	Calhoun Prime Outlet	455 Belwood Road Suite #1	Calhoun	GA	30701
ATF/LOS	Opry Mills	207 Opry Mills Drive Space #635	Nasville	TN	37214
ATF/LOS	Five Oaks	1645 Parkway #960 Space #680	Sevierville	TN	37862
ATF/LOS	Commerce II LOS	800 Steven B. Tanger Blvd. Space #1215	Commerce	GA	30529
ATF/LOS	N. Georgia Prem LOS	800 Hwy 400 South Space #600	Dawsonville	GA	30534
ATF/LOS	Opry Mills LOS	207 Opry Mills Circle Space #605	Nashville	TN	37214
ATF/LOS	Calhoun LOS	455 Belwood Road Space # 3	Calhoun	GA	30701
ATF/LOS	Five Oaks LOS	1645 Parkway Space # 610	Sevierville	TN	37862
ATF/LOS	Locust Grove LOS	1000 Tanger Drive Space # 303	Locust Grove	GA	30248
ATF/LOS	Lebanon Premium LOS	One Outlet Village Blvd Space #120, 125	Lebanon	TN	37090
ATF/LOS	GRAND RIVER LOS	6200 Grand River Blvd East Space# 525	Leeds	AL	35094
ATF/LOS	Woodbury Commons	113 Marigold Court	Central Valley	NY	10917
ATF/LOS	Tannersville	1000 Route 611 Suite H1-95, Bldg. H	Tannersville	PA	18372
ATF/LOS	Jersey Gardens	651 Kapkowski Road	Elizabeth	NJ	7201
ATF/LOS	Liberty Village	One Church Street Space #44	Flemington	NJ	8822
ATF/LOS	Jackson Prem Outlets	537 Monmouth Road Suite 314	Jackson	NJ	8527
ATF/LOS	Deer Park Outlets	1645 the Arches Circle x	Deer Park	NY	11729
ATF/LOS	Riverhead	412 Tanger Mall Drive Suite #412	Riverhead	NY	11901
ATF/LOS	Jersey Shore Outlets	One Premium Outlet Blvd. Suite #842	Tinton Falls	NJ	7753

ATF/LOS	The Crossings	1000 Route 611 Space #H01	Tannersvile	PA	18372
ATF/LOS	Riverhead LOS	918 Tanger Mall Drive Suite #918	Riverhead	NY	11901
ATF/LOS	Jersey Gardens LOS	651 Kapkowski Road Suite 1412/1416	Elizabeth	NJ	7201
ATF/LOS	JerseyShore Prem LOS	One Premium Outlets Blvd. Suite #793	Tinton Falls	NJ	7753
ATF/LOS	Jackson LOS	537 Monmouth Road Space # 300	Jackson	NJ	8527
ATF/LOS	Woodbury Commons LOS	498 Red Apple Court Space 280, 288	Central Valley	NY	10917
ATF/LOS	Potomac Mills	2700 Potomac Mills Circle Suite 933	Prince William	VA	22192
ATF/LOS	Leesburg	241 Fort Evans Road NE Suite #210	Leesburg	VA	20176
ATF/LOS	Hagerstown	610 Prime Outlets Blvd.	Hagerstown	MD	21740
ATF/LOS	Williamsburg	5699-44A Richmond Road Space #A016A	Williamsburg	VA	23188
ATF/LOS	Arundel Mills	7000 Arundel Mills Circle Space 308B	Hanover	MD	21076
ATF/LOS	Carolina Premium	1025 Industrial Park Drive Space #10	Smithfield	NC	27577
ATF/LOS	Piedmont Outlet LOS	4000 Arrowhead Blvd, Suite #620	Mebane	NC	27302
ATF/LOS	Carolina Prem LOS	1025 Industrial Park Drive Space #850	Smithfield	NC	27577
ATF/LOS	Arundel Mills LOS	7000 Arundel Mills Circle x	Hanover	MD	21076
ATF/LOS	Leesburg LOS	241 Ft. Evans Road NE Space # 903	Leesburg	VA	20176
ATF/LOS	Queenstown LOS	441 Outlet Center Drive Space #B038	Queenstown	MD	21658
ATF/LOS	POTOMAC MILLS LOS	2700 Potomac Mills Circle Space # 225	Prince William	VA	22192
ATF/LOS	Myrtle Beach	10843 Kings Road Suite #602	Myrtle Beach	SC	29572
ATF/LOS	Gaffney	400 Factory Shops Blvd. Space #400	Gaffney	SC	29341
ATF/LOS	North Charleston	4840 Tanger Outlet Blvd. Suite #1060	North Charleston	SC	29418
ATF/LOS	Hilton Head Outlets	1414 Fording Island Road Box #A8 (A140)	Bluffton	SC	29910
ATF/LOS	Concord Mills	8111 Concord Mills Blvd. Space 635	Concord Mills	NC	28027
ATF/LOS	Charleston LOS	4840 Tanger Outlet Blvd. Suite 960	North Charleston	SC	29418
ATF/LOS	Myrtle Beach LOS	10823 Kings Road Suite #360	Myrtle Beach	SC	29572
ATF/LOS	Concord Mills LOS	8111 Concords Mills Blvd. Space #254	Concord	NC	28027
ATF/LOS	Hilton Head LOS	1414 Fording Island Rd. Space # G-130	Bluffton	SC	29910
ATF/LOS	Blowing Rock LOS	278 Shoppes on the Parkway Rd. Space # 100	Blowing Rock	NC	28605
ATF/LOS	Gaffney Premium LOS	1 Factory Shopes Blvd Space #345, 350	Gaffney	SC	29341
ATF/LOS	Vero Beach	1850 94th Drive Space 160	Vero Beach	FL	32966
ATF/LOS	Sawgrass Mills	12801 West Sunrise Blvd. Space 1027	Sunrise	FL	33323
ATF/LOS	Miromar/Naples	10801 Corkscrew Road Suite #374	Naples	FL	33928
ATF/LOS	Dolphin Mall	11401 Northwest 12th Street Suite #379	Miami	FL	33172
ATF/LOS	Puerto Rico Outlets	1 Prime Outlets Blvd. Suite #825	Barceloneta	PR	617
ATF/LOS	Naples	6060 Collier Blvd. Space #173	Naples	FL	34114
ATF/LOS	Sawgrass Mills	12801 West Sunrise Blvd Space #1027A	Sunrise	FL	33323
ATF/LOS	Dolphin Mall LOS	11401 NW 12th Street Space #284	Miami	FL	33172
ATF/LOS	Naples LOS	6040 Collier Blvd. Space #170	Naples	FL	34114
ATF/LOS	Sanibel LOS	20350 Summerlin Road Space # 8110	Ft. Myers	FL	33908
ATF/LOS	Puerto Rico LOS	1 Premium Outlets Blvd Space # 410	Barceloneta	PR	617
LOFT	Atrium Mall	300 Boylston Street Space #A102A	Chestnut Hill	MA	2467
LOFT	Prudential Center	800 Boylston Street Space #11	Boston	MA	2199
LOFT	Burlington Town Cntr	49 Church Street Space # 1059	Burlington	VT	5401

LOFT	Fox Run	50 Fox Run Road #128 Space #G6	Newington	NH	3801
LOFT	Brookside Shops	149 Great Road x	Acton	MA	1720
LOFT	Market Pl @ Faneuil	200 State Street Suite B8	Boston	MA	2109
LOFT	Natick Mall	1245 Worcester Street Space #2086	Natick	MA	1760
LOFT	Derby Street Shoppes	94 Derby Street Suite 245	Hingham	MA	2043
LOFT	Cambridgeside Galler	100 Cambridgeside Place Space #W-308	Cambridge	MA	2141
LOFT	The Loop	90 Pleasant Valley Street Unit 300	Methuen	MA	1844
LOFT	Maine Mall	364 Maine Mall Rd Space #E105A	South Portland	ME	4106
LOFT	Northshore Mall	Northshore Mall 210 Andover St. Space #W185	Peabody	MA	1960
LOFT	Wayside Commons	6 Wayside Road Suite F	Burlington	MA	1803
LOFT	Legacy Place	240 Legacy Place Space #414	Dedham	MA	2026
LOFT	The Orchard Shopping	8621 Clinton Street Space #8621	New Hartford	NY	13413
LOFT	Solomon Pond	601 Donald Lynch Boulevard Space #N243	Marlborough	MA	1752
LOFT	South Shore Plaza	250 Granite Street Space #1210	Braintree	MA	2184
LOFT	CHESTNUT HILL	199 Boylston Street Space #N229	Chestnut Hill	MA	2467
LOFT	Great South Bay	855 West Montauk Highway Space B6	West Babylon	NY	11704
LOFT	Bay Terrace	2344 Bell Boulevard x	Bayside	NY	11360
LOFT	70-31 Austin Street	70-31 Austin Street	Queens	NY	11375
LOFT	Mayfair Shopping Ctr	170B East Jericho Turnpike	Commack	NY	11725
LOFT	Sands Shopping Ctr	3511 Long Beach Road Space #3J & 3K	Oceanside	NY	11572
LOFT	Main Street	263-265 Main Street x	Huntington	NY	11743
LOFT	Woodbury Plaza	417A South Oyster Bay Road x	Plainview	NY	11803
LOFT	Staten Island Mall	2655 Richmond Avenue Space #1255	Staten Island	NY	10314
LOFT	Stony Brook Village	79 & 81 Main Street	Stony Brook	NY	11790
LOFT	Smith Haven Mall	644 Smith Haven Mall Space #S03	Lake Grove	NY	11755
LOFT	Walt Whitman Mall	260-1 Route 110 Space 1044	Huntington Station	NY	11746
LOFT	Roosevelt Field Mall	630 Old Country Rd. Space #2066G	Garden City	NY	11530
LOFT	Livingston Mall	112 Eisenhower Parkway	Livingston	NJ	7039
LOFT	Newport Center	30 Mall Drive West	Jersey City	NJ	7310
LOFT	Paramus Park Mall	700 Paramus Park Space #1215	Paramus	NJ	7652
LOFT	The Shoppes @ Union	3056 State Route 10 West Suite P	Denville	NJ	7834
LOFT	Cityplace @Promenade	31 City Place Space #A-6	Edgewater	NJ	7020
LOFT	Garden State Plaza	Intersection Rt. 4 & 17 Space 1149 and part of 1159	Paramus	NJ	7652
LOFT	Mall at Short Hills	1200 Morris Turnpike Space #D-215	Short Hills	NJ	7078
LOFT	Village @Bridgewater	610 Commons Way Space #4340	Bridgewater	NJ	8807
LOFT	Oxford Valley Mall	2300 East Lincoln Highway Space #250	Langhorne	PA	19047
LOFT	Willowbrook Mall	1595 Willowbrook Mall x	Wayne	NJ	7470
LOFT	Lehigh Valley Mall	829 Lehigh Lifestyle Center Space 1320	Whitehall	PA	18052
LOFT	Shoppes@N.Brunswick	519 Shoppes Blvd. x	North Brunswick	NJ	8902
LOFT	Shoppes@Flemington	100 Reaville Avenue Suite #239	Flemington	NJ	8822
LOFT	Saucon Valley	2985 Center Valley Parkway Suite #210	Center Valley	PA	18034
LOFT	Mall at Short Hills	1200 Morris Turnpike Space #215	Short Hills	NJ	7078
LOFT	2 Broadway	2 Broadway	New York	NY	10004

LOFT	Avenue of Americas	1290 Avenue of the Americas	New York	NY	10104
LOFT	NOHO	770 Broadway	New York	NY	10003
LOFT	42nd & Lexington	150 East 42nd Street	New York	NY	10017
LOFT	84th & 3rd	1492 Third Avenue	New York	NY	10028
LOFT	52nd & Madison	488 Madison Avenue	New York	NY	10022
LOFT	125 Montague Street	125 Montague Street x	Brooklyn	NY	11201
LOFT	7 Times Square Tower	1459 Broadway Times Square	New York	NY	10036
LOFT	Upper West Side	2015-17 Broadway	New York	NY	10023
LOFT	1230 Ave of Americas	1230 Avenue of the Americas	New York	NY	10104
LOFT	Fifth Ave Flatiron	156 Fifth Avenue	New York	NY	10010
LOFT	42ND AND LEXINGTON	150 East 42nd Street	New York,	NY	10017
LOFT	Crsg at Smithfield	371 Putnam Pike space 400	Smithfield	RI	2917
LOFT	Crystal Mall	850 Hartford Turnpike	Waterford	CT	6385
LOFT	Emerald Square Mall	999 S. Washington Street Space W-237 (2nd Level)	N. Attleboro	MA	2760
LOFT	Cape Cod Mall	Route 132 Iyannough Road	Hyannis	MA	2601
LOFT	Garden City	83 Hillside Road Space #20	Cranston	RI	2920
LOFT	The Village Shoppes	95 Washington Street x	Canton	MA	2021
LOFT	Barrington Shopping	180 County Road x	Barrington	RI	2806
LOFT	Evergreen walk	200 Evergreen Way Space #813	South Windsor	CT	6074
LOFT	West Farms	500 Westfarms Space B-201	Farmington	CT	6032
LOFT	Blackstone Valley	70 Worcester Providence Tpk. Suite 609	Millbury	MA	1527
LOFT	Farmington Valley	110 Albany Turnpike Suite 600	Canton	CT	6019
LOFT	Holyoke Mall	50 Holyoke Street Space #E262	Holyoke	MA	1040
LOFT	Providence Place	103 Providence Place Space #3200	Providence	RI	2903
LOFT	Wareham Crossing	2421 Cranberry Highway Suite 438	Wareham	MA	2571
LOFT	Village @Colony Plac	152 Colony Place x	Plymouth	MA	2360
LOFT	Mansfield Crossing	280 School Street Suite F170	Mansfield	MA	2048
LOFT	Exton Square Mall	336 Exton Square Parkway Space 2115 & 2105	Exton	PA	19341
LOFT	Park City Center	519 Park City Center x	Lancaster	PA	17601
LOFT	Springfield Mall	1250 Baltimore Pike	Springfield	PA	19064
LOFT	Montgomery Mall	103 Montgomery Mall Space #'s J6 & J7	North Wales	PA	19454
LOFT	Brinton Lake Shoppes	929 Baltimore Pike Bldg E 400	Glen Mills	PA	19342
LOFT	Plaza @ King Prussia	160 North Gulph Rd. Space #2106	King Of Prussia	PA	19406
LOFT	Shoppes @ Susquehann	2575 Brindle Drive Space #L	Harrisburg	PA	17110
LOFT	Paoli Shopping Cntr	82 East Lancaster Avenue Space A-2	Paoli	PA	19301
LOFT	Valley Square	1560 Main Street / Bldg.6 Suite #603	Warrington	PA	18976
LOFT	Shoppes at Montage	2271 Shoppes Blvd. x	Moosic	PA	18507
LOFT	Shoppes@Wyomissing	766 Woodland Road Space H	Wyomissing	PA	19610
LOFT	Plymouth MeetingMall	504 West Germantown Pike Space #1550	Plymouth Meeting	PA	19462
LOFT	Willow Grove Park	2500 Moreland Rd.	Willow Grove	PA	19090
LOFT	Boulevard Mall	730 Alberta Drive Space #725 & #729	Amherst	NY	14226
LOFT	Marketplace Mall	431 Miracle Drive Space #B-8 & B 14	Rochester	NY	14623
LOFT	The Waterfront	126 West Bridge Street Space #B11	Homestead	PA	15120

LOFT	South Hills Village	301 South Hills Village Space #1135	Pittsburgh	PA	15241
LOFT	The Mall at Robinson	100 Robinson Center Drive Space #1850	Pittsburgh	PA	15205
LOFT	Walden Galleria	One Walden Galleria Drive Space #A108	Buffalo	NY	14225
LOFT	ShoppingTown Mall	3649 Erie Boulevard East x	Dewitt	NY	13214
LOFT	Carousel Center	One Carousel Center Drive Space #A-202	Syracuse	NY	13290
LOFT	Westmoreland Mall	Route 30 East Space #NU3	Greensburg	PA	15601
LOFT	Eastview Mall	129 Eastview Mall Space #E5	Victor	NY	14564
LOFT	Ross Park Mall	1000 Ross Park Mall Drive Space # K08A	Pittsburgh	PA	15237
LOFT	Streets of Cranberry	20430 Route 19 Suite 100	Cranberry Township	PA	16066
LOFT	Shoppes@Pierce Hill	1308 Vestal Parkway East Suite 6	Vestal	NY	13850
LOFT	Collonade@State Coll	19 Colonnade Way Space #125	State College	PA	16803
LOFT	Orchard Park Village	3995 North Buffalo Road x	Orchard Park	NY	14127
LOFT	Southbury Green	775 South Main Street	Southbury	CT	6488
LOFT	Meriden Square Mall	470 Lewis Avenue	Meriden	CT	6451
LOFT	Fairfield Centre	1499 Post Road Space #1-F	Fairfield	CT	6824
LOFT	Stuyvesant Plaza	1475 Western Avenue x	Albany	NY	12203
LOFT	Palisades Center	2430 Palisades Center Drive Space #F202	West Nyack	NY	10994
LOFT	Congress Park Centre	315 Broadway Space #2A	Saratoga Springs	NY	12866
LOFT	Jefferson Valley Mal	650 Lee Blvd Space #K-09	Yorktown Heights	NY	10598
LOFT	Poughkeepsie Galleri	2001 South Road Space #D-103	Poughkeepsie	NY	12601
LOFT	Eastchester Shopping	703 White Plains Road	Scarsdale	NY	10583
LOFT	17 Main Street	17 Main Street x	Westport	CT	6880
LOFT	Stamford Town Center	100 Greyrock Place Space #G-125	Stamford	CT	6901
LOFT	Danbury Fair Mall	7 Backus Avenue Suite D-106	Danbury	CT	6810
LOFT	Milford Marketplace	1664 Boston Post Road Space A-15	Milford	CT	6460
LOFT	The Westchester	125 Westchester Ave. Space #3050	White Plains	NY	10601
LOFT	Woodbridge Center	208 Woodbridge Center	Woodbridge	NJ	7095
LOFT	Quaker Bridge Mall	120 Quakerbridge Mall	Lawrenceville	NJ	8648
LOFT	Hamilton Square	4403 Black Horse Pike	Mays Landing	NJ	8330
LOFT	Deptford Mall	1750 Deptford Center Road Space 2A-1 & 2B-1	Deptford	NJ	8096
LOFT	Concord Mall	4737 Concord Pike Spaces #210 & #220	Wilmington	DE	19803
LOFT	Shops at Liberty Plc	1625 Chestnut Street Space #224	Philadelphia	PA	19103
LOFT	Cambridge Crossings	4100-4090 Dearborne Circle Spaces # 123, 124 & 125	Mt Laurel	NJ	8054
LOFT	36th & Walnut	133 South 36th Street x	Philadelphia	PA	19104
LOFT	Freehold Racewy Mall	3710 Route 9 Space #D-218	Freehold	NJ	7728
LOFT	35 West	2157 Highway 35 Suite 2	Sea Girt	NJ	8750
LOFT	Shoppes at Old Bridg	3829 U.S. Highway 9 x	Old Bridge	NJ	8857
LOFT	TheShoppes@ Hamilton	549 Route 130 Suite 449	Hamilton	NJ	8691
LOFT	Shoppes @ Cross Keys	611 Berlin Cross Keys Road Space #D438	Sicklerville	NJ	8081
LOFT	The Grove West	540A Broad Street x	Shrewsbury	NJ	7702
LOFT	Promenade @ Sagemore	500 Rte.73 South Space # A14	Marlton	NJ	8053
LOFT	Christiana Mall	104 Christiana Mall Rd. Space # 1405	Newark	DE	19702
LOFT	Cherry Hill Mall	839 Cherry Hill Mall Suite #1105	Cherry Hill	NJ	8002

LOFT	QUAKER BRIDGE MALL	150 Quaker Bridge Mall Rd. Space #1224A	Lawrenceville	NJ	8648
LOFT	Plaza Las Americas	525 F.D. Roosevelt Avenue Space #191	Hato Rey	PR	918
LOFT	Aventura Mall	19575 Biscayne Blvd Space #1181	Miami	FL	33180
LOFT	The Gardens Mall	3101 PGA Blvd. Space # A117	Palm Beach Gardens	FL	33410
LOFT	Coral Square Mall	9541A West Atlantic Blvd.	Coral Springs	FL	33071
LOFT	Boynton Beach Mall	801 North Congress Avenue	Boyton Beach	FL	33426
LOFT	Kendall Village	8717 Southwest 124th Avenue x	Miami	FL	33183
LOFT	Broward Mall	8000 West Broward Blvd Space #8000	Plantation	FL	33388
LOFT	Town Ctr Boca Raton	6000 West Glades Road Space #1041	Boca Raton	FL	33431
LOFT	Plaza Del Caribe	2050 Ponce Bypass Space #264-265	Ponce	PR	717
LOFT	Wellington Green	10300 West Forest Hill Blvd. Space #271A	Wellington	FL	33414
LOFT	Dadeland Mall	7415 Southwest 88th Street Space #1610A	Miami	FL	33156
LOFT	Treasure Coast Squar	3482 NW Federal Highway Space #3482	Jensen Beach	FL	34957
LOFT	The Shops@Pembroke G	430 SW 145th Terrace x	Pembroke Pines	FL	33027
LOFT	The Falls	8888 Southwest 136th Street Suite 510	Miami	FL	33176
LOFT	Triangle Town Center	5959 Triangle Town Blvd Suite #2041	Raleigh	NC	27616
LOFT	Birkdale Village	16745 Birkdale Commons Parkway Space Bldg 8D	Huntersville	NC	28078
LOFT	Cary Towne Center	1105 Walnut Street Suite E4440	Cary	NC	27511
LOFT	Sts. of Southpoint	6910 Fayetteville Road Suite 144	Durham	NC	27713
LOFT	Friendly Center	629 Friendly Center Road	Greensboro	NC	27408
LOFT	Independence Mall	3500 Oleander Drive Space #1084	Wilmington	NC	28403
LOFT	Promenade @ Providen	5341 Ballantyne Commons Parkwa Suite 600	Charlotte	NC	28277
LOFT	Southpark Mall	4400 Sharon Road Space #P16-8	Charlotte	NC	28211
LOFT	Thruway Shopping Ctr	416 South Stratford Road Suite 700	Winston-Salem	NC	27103
LOFT	Crabtree Valley Mall	4325 Glenwood Avenue Space #1001	Raleigh	NC	27612
LOFT	Northlake Mall	6801 Northlake Mall Drive Space #127	Charlotte	NC	28216
LOFT	Lynndale Shoppes	505 Red Banks Road Suite C	Greenville	NC	27858
LOFT	Alamance Crossing	3172 Waltham Blvd. Space #K4	Burlington	NC	27215
LOFT	Blakeney Shop Center	9816 Rea Road	Charlotte	NC	28277
LOFT	Congressional Plaza	1637 Rockville Pike Space #17	Rockville	MD	20852
LOFT	Avenue @ White Marsh	8153 Honeygo Blvd Space #'s 2G & 2H	Baltimore	MD	21236
LOFT	Bowie Town Center	15512 Emerald Way x	Bowie	MD	20716
LOFT	Dulaney Plaza	830 Dulaney Valley Road	Towson	MD	21204
LOFT	Westview Promenade	5263 Buckeystown Pike Building D	Frederick	MD	21704
LOFT	Downtown Silver Spri	922 Ellsworth Drive Space #B2	Silver Spring	MD	20910
LOFT	Washingtonian Center	29 Grand Corner Avenue x	Gaithersburg	MD	20878
LOFT	Annapolis Harbour Ce	2522A Solomons Island Road Space E-4	Annapolis	MD	21401
LOFT	Hunt Valley Towne Ce	118 Shawan Road Suite A	Hunt Valley	MD	21030
LOFT	The Mall in Columbia	10300 Little Patuxent Parkway Space #1040	Columbia	MD	21044
LOFT	Gallery@Harborplace	200 East Pratt Street Space #3106	Baltimore	MD	21202
LOFT	Annapolis Mall	2410 Annapolis Mall Space #1820	Annapolis	MD	21401
LOFT	Festival Woodholme	1809 Reisterstown Road Space #10 and 11	Baltimore	MD	21208
LOFT	Valley View Mall	4802 Valley View Road Space #LE215 & 217	Roanoke	VA	24012

LOFT	Lynnhaven Mall	701 Lynnhaven Parkway	Virginia Beach	VA	23452
LOFT	Chesterfield Mall	11500 Midlothian Turnpike	Richmond	VA	23235
LOFT	Barracks Road Center	1107 Emmet St. N Space #19E	Charlottesville	VA	22903
LOFT	Central Park	1460 Central Park Blvd Suite 108	Fredericksburg	VA	22401
LOFT	Short Pump Town Ctr	11800 West Broad Street Suite #1108	Henrico	VA	23233
LOFT	Charelston Town Ctr	1100 Charleston Town Center Space #1100	Charleston	WV	25389
LOFT	Town Ctr of VA Beach	221 Central Park Avenue x	Virginia Beach	VA	23462
LOFT	City Center @ Oyster	702 Mariner's Row Suite 106	Newport News	VA	23606
LOFT	New Town Shops	5112 Main Street Space #305	Williamsburg	VA	23188
LOFT	First and Main	1520 South Main Street Suite #112	Blacksburg	VA	24060
LOFT	MacArthur Center	300 Monticello Ave. Suite #221	Norfolk	VA	23510
LOFT	PENNINSULA T/C	1670 Merchant Lane Space B-111	Hampton	VA	23666
LOFT	Avenue at Peachtree	216 City Circle Space #440	Peachtree	GA	30269
LOFT	The Forum @ Peachtre	5145 Peachtree Parkway Suite 410	Norcross	GA	30092
LOFT	Northpointe Village	8688 N Central Expwy Space #106	Alpharetta	GA	30022
LOFT	Vinings Jubilee	4300 Paces Ferry Road Suite 600	Atlanta	GA	30339
LOFT	Ave at West Cobb	3625 Dallas Highway Suite 520	Marietta	GA	30064
LOFT	Colonial Promenade	196 Alps Road Suite 41	Athens	GA	30606
LOFT	Lenox Square	3393 Peachtree Road NE Suite #4053	Atlanta	GA	30326
LOFT	Perimeter Mall	4400 Ashford Dunwoody Road Space #1042	Atlanta	GA	30346
LOFT	Avenue at East Cobb	4475 Roswell Road Suite #850	Marietta	GA	30062
LOFT	Town Cen @ Atlantic	260 18th Street Suite #10120	Atlanta	GA	30363
LOFT	The Avenue Webb Gin	1350 Scenic Highway Suite #340	Lawrenceville	GA	30045
LOFT	Mall of Georgia	3333 Buford Drive Suite #VCO3	Buford	GA	30519
LOFT	The Avenue Forsyth	410 Peachtree Parkway Suite #4134	Cumming	GA	30041
LOFT	Shops@River Crossing	5080 Riverside Drive Suite 214	Macon	GA	31210
LOFT	Northpointe Village	8688 N. Central Expy Space #106	Alpharetta	GA	30022
LOFT	LENOX SQUARE	3393 Peachtree Rd. Space # 4053A	Atlanta	GA	30326
LOFT	Edison Mall	4125 Cleveland Avenue Space #1320	Ft. Myers	FL	33901
LOFT	Oveido Marketplace	1257 Oveido Marketplace Blvd.	Oviedo	FL	32765
LOFT	Tyrone Square	6901 22nd Avenue North	St. Petersburg	FL	33710
LOFT	Countryside Mall	27001 US Highway 19 North Suite 2058	Clearwater	FL	33761
LOFT	Winter Park	438 N. Orlando Avenue Bldg J	Winter Park	FL	32789
LOFT	Westshore Plaza	250 Westshore Plaza x	Tampa	FL	33609
LOFT	The Mall @ Millenia	4200 Conroy Road Space #H212	Orlando	FL	32839
LOFT	Florida Mall	8001 South Orange Blossom Trai Unit 1314	Orlando	FL	32809
LOFT	The Avenue Viera	2261 Town Center Avenue Suite #101	Melbourne	FL	32940
LOFT	Waterford Lakes Town	685 North Alafaya Trail Space #P-01	Orlando	FL	32828
LOFT	Citrus Park Wstfield	8021 Citrus Park Town Center Space #7954	Tampa	FL	33625
LOFT	International Plaza	2223 North West Shore Blvd. Space #206	Tampa	FL	33607
LOFT	Wtrsde Shps @ Pelicn	5475 Tamiami Trail North Suite 1	Naples	FL	34108
LOFT	Altamonte Mall	451 East Altamonte Drive Space #2227	Altomonte Springs	FL	32701
LOFT	Wstfld Shop Sthgate	3501 South Tamiami Trail Space #106	Sarasota	FL	34239

LOFT	Brandon Town Center	403 Brandon Town Center Drive x	Brandon	FL	33511
LOFT	The Shops@Coconut Pt	23190 Fashion Drive Suite #101	Estero	FL	33928
LOFT	Lakeside Village	1433 Town Center Drive Space B-108	Lakeland	FL	33803
LOFT	Peachtree Mall	3507 Manchester Expressway	Columbus	GA	31909
LOFT	Brookwood Village	603 Brookwood Village #105	Birmingham	AL	35209
LOFT	Destin Commons	4110 Legendary Drive Space #A-104	Destin	FL	32541
LOFT	Eastern Shore Center	30500 State Highway 181 Space #208	Spanish Fort	AL	36527
LOFT	Village Mall	1627-24 Opelika Road x	Auburn	AL	36830
LOFT	The Oaks	6403 West Newberry Road Space #B-2	Gainesville	FL	32605
LOFT	Bridge Street Town C	355 Bridge Street NW Suite #113	Huntsville	AL	35801
LOFT	Legacy Village @Spri	9 Du Rhu Drive Suite #370	Mobile	AL	36608
LOFT	The Shoppes @Eastcha	6886 Eastchase Parkway Space #B150	Montgomery	AL	36117
LOFT	Midtown Village	1800 McFarland Blvd. East Space 204	Tuscaloosa	AL	35404
LOFT	Pier Park	15600 Starfish Street Suite K140	Panama City Beach	FL	32413
LOFT	Cordova Mall	5100 North 9th Avenue Space #E599	Pensacola	FL	32504
LOFT	Governer's Square	1500 Appalachee Parkway Space #1125	Tallahassee	FL	32301
LOFT	Riverchase Galleria	2000 Riverchase Drive Space 105	Birmingham	AL	35244
LOFT	Summit at Birmingham	214 Summit Boulevard Space #A8	Birmingham	AL	35243
LOFT	Dulles Town Center	21100 Dulles Town Circle Space #107	Dulles	VA	20166
LOFT	Chevy Chase Pavilion	5335 Wisconsin Avenue NW Suite 104	Washington	DC	20015
LOFT	Pentagon Row	1201 South Joyce Street Space #B28	Arlington	VA	22202
LOFT	Market Common Clared	2700 Clarendon Blvd Suite 14	Arlington	VA	22201
LOFT	Dupont Circle	1611 Connecticut Avenue x	Washington	DC	20009
LOFT	Plaza America	11610 Plaza America Drive x	Reston	VA	20190
LOFT	Fairfax Corner	11924 Grand Commons Ave Bldg H	Fairfax	VA	22030
LOFT	Tyson's Corner	1961 Chain Bridge Rd. Space #D6CU	McLean	VA	22102
LOFT	Gallery Place	707 Seventh Street NW Space #102 & 104	Washington	DC	20001
LOFT	Creekside Station	3115 Valley Avenue x	Winchester	VA	22601
LOFT	423 King Street	423 King Street Tavern Square	Alexandria	VA	22314
LOFT	Georgetown	1239 Wisconsin Ave	Washington	DC	20007
LOFT	Mount Pleasant Towne	1221 Belk Drive	Mount Pleasant	SC	29464
LOFT	Columbiana Centre	100 Columbiana Circle Space # 1328 & # 1324	Columbia	SC	29212
LOFT	The Trails	260 North Nova Road Space #42	Ormond Beach	FL	32174
LOFT	Citadel Mall	2070 Sam Rittenburg Blvd Suite 436	Charleston	SC	29407
LOFT	Coastal Grand	2000 Coastal Grand Circle Space #405	Myrtle Beach	SC	29577
LOFT	The Vlge at Sandhill	470 -9 Town Center Place x	Columbia	SC	29229
LOFT	St John's Town Cente	4751 River City Drive Suite 107	Jacksonville	FL	32246
LOFT	Abercorn Walk	5525 Abercorn Street Suite #40	Savannah	GA	31405
LOFT	Shops at Greenridge	1125 Woodruff Road Space #1803	Greenville	SC	29607
LOFT	Augusta Mall	3450 Wrightsboro Road Suite #A222	Augusta	GA	30909
LOFT	The Avenues	10300 Southside Blvd. Unit 1420A	Jacksonville	FL	32256
LOFT	Trenholm Plaza	4840 Forest Drive Space #105	Columbia	SC	29206
LOFT	Foothills Fashion	215 East Fashion Parkway Space #B13	Fort Collins	CO	80525

LOFT	951 16th Street	951 16th Street	Denver	CO	80202
LOFT	Regency Court	120 Regency Parkway Space #159	Omaha	NE	68114
LOFT	Cherry Creek Mall	3000 East First Ave Space #1103	Denver	CO	80206
LOFT	Belmar	370 South Teller Street Space #3B1-R22	Lakewood	CO	80226
LOFT	Village Pointe	17151 Davenport Street Suite #M-111	Omaha	NE	68118
LOFT	Shops @ Centerra	5855 Sky Pond Drive Suite #F615	Loveland	CO	80538
LOFT	Twenty Ninth Street	1810 29th Street Suite #1024	Boulder	CO	80301
LOFT	Park Meadows	8423 Park Meadows Center Drive Suite 179	Lone Tree	CO	80124
LOFT	Shadow Lake Town Ctr	7640 Towne Center Parkway Suite 109	Papillion	NE	68046
LOFT	Shops At Briargate	1925 Briargate Parkway Space #A105	Colorado Springs	CO	80920
LOFT	Flatiron Crossing	1 West Flatiron Circle Space #1056	Broomfield	CO	80021
LOFT	Southpointe Pavilion	2940 Pine Lake Rd Space F	Lincoln	NE	68515
LOFT	Tustin	3005 El Camino Real	Tustin	CA	92782
LOFT	Mission Valley Ctr	1640 Camino Del Rio North Space 218 & 226	San Diego	CA	92108
LOFT	Westminster Mall	1025 Westminster Mall Space #1033	Westminster	CA	92683
LOFT	Plaza Camino Real	2525 El Camino Real Space #257	Carlsbad	CA	92008
LOFT	South Coast Plaza	3333 Bear Street Space #344	Costa Mesa	CA	92626
LOFT	Crystal Cove Promena	7871 East Coast Highway Space #A-105	Newport Beach	CA	92657
LOFT	Forum At Carlsbad	1923 Calle Barcelona Building 3 Suite 140	Carlsbad	CA	92009
LOFT	Irvine Spectrum Ctr	93 Fortune Drive Space #605	Irvine	CA	92618
LOFT	Five Points Plaza	18577 Main Street x	Huntington Beach	CA	92648
LOFT	North County	200 East Via Rancho Parkway Suite #121	Escondido	CA	92025
LOFT	Otay Ranch Town Cntr	2015 Birch Road Space #911	Chula Vista	CA	91915
LOFT	Horton Plaza	120 Horton Plaza Suite #105	San Diego	CA	92101
LOFT	Shops at Rossmoor	12211 Seal Beach Blvd. x	Seal Beach	CA	90740
LOFT	Mission Viejo	12 The Shops at Mission Viejo Space #12C	Mission Viejo	CA	92691
LOFT	Fashion Valley	7007 Friar's Road Space #304	San Diego	CA	92108
LOFT	Plaza Escuela	1251 South Main Street	Walnut Creek	CA	94596
LOFT	Vintage Oaks@Novato	208 Vintage Way #K-4, 5, 7	Novato	CA	94945
LOFT	Bay Street	5652 Bay Street Space #5652	Emeryville	CA	94608
LOFT	Oakridge Mall	925 Blossom Hill Road Space #U1B	San Jose	CA	95123
LOFT	Santana Row	377 Santana Row Space #7110	San Jose	CA	95128
LOFT	Valley Fair Westfld	2855 Stevens Creek Blvd Space #A3	Santa Clara	CA	95050
LOFT	Del Monte Center	230 Del Monte Center Suite 2-2	Monterey	CA	93940
LOFT	1420 Burlingame	1420 Burlingame Avenue First Floor	Burlingame	CA	94010
LOFT	Streets of Brentwood	2545 Sand Creek Road Suite #136	Brentwood	CA	94513
LOFT	StoneCreek Village	5757 Pacific Avenue Space #A135	Stockton	CA	95207
LOFT	Stonestown Galleria	3251-20th Avenue Space 164	San Francisco	CA	94132
LOFT	Village Corte Madera	1618 Redwood Highway Space #D038	Corde Madera	CA	94925
LOFT	Embarcadero Center	4 Embarcadero Center Space # R-4120	San Francisco	CA	94111
LOFT	Arrowhead Towne Ctr	7700 West Arrowhead Towne Ctr Space #1220	Glendale	AZ	85308
LOFT	Park Place Mall	5870 East Broadway Blvd Space #222	Tucson	AZ	85711
LOFT	Kierland Commons	15211 North Kierland Blvd Space# 120A1B	Scottsdale	AZ	85254

LOFT	The Gateway	56 Rio Grande Street Suite #1084	Salt Lake City	UT	84101
LOFT	Sugarhouse Commons	1170 E 2100 S x	Salt Lake City	UT	84106
LOFT	Chandler Fashion Ctr	3499 West Chandler Blvd Suite 1016	Chandler	AZ	85226
LOFT	Village Sq Dana Park	1854 South Val Vista Drive Suite 104 #AA12	Mesa	AZ	85204
LOFT	Scottsdale Fashion S	7014-1016 East Camelback Road x	Scottsdale	AZ	85251
LOFT	Bodo	370 South 8th Street	Boise	ID	83702
LOFT	North Town Plaza	5901 North Wyoming Blvd. Suite A	Albuquerque	NM	87109
LOFT	ABQ Uptown	2260 Q Street NE Suite #3D	Alburquerque	NM	87110
LOFT	Tucson Mall	4500 North Oracle Road Space #171A	Tucson	AZ	85705
LOFT	San Tan Village	2174 E. Williams Field Road Suite 101	Gilbert	AZ	85296
LOFT	Fashion Place	6191 S. State Street Space #1660	Murray	UT	84107
LOFT	City Creek Center	50 S. Main Street Suite #178	Salt Lake City	UT	84101
LOFT	West Village	3699 McKinney Avenue Space #316	Dallas	TX	75204
LOFT	Mockingbird Station	5307 E Mockingbird Lane	Dallas	TX	75206
LOFT	Spring Creek Plaza	1494 South Bryant Avenue Building A	Edmond	OK	73034
LOFT	Shops @ Willow Bend	6121 West Park Blvd. Space #C-209	Plano	TX	75093
LOFT	Shoppes @ Bellemeade	6535 Youree Drive Suite 201	Shreveport	LA	71105
LOFT	Northpark Center	8687 North Central Expressway Space #1612	Dallas	TX	75225
LOFT	Firewheel Town Cntr	185 Cedar Sage Drive Space #D13	Garland	TX	75040
LOFT	Broadway Square Mall	4601 South Broadway Space #J03	Tyler	TX	75703
LOFT	Woodland Hills	7021 South Memoria Drive Suite #0165A	Tulsa	OK	74133
LOFT	Galleria Dallas	13350 Dallas Parkway Suite #2595	Dallas	TX	75240
LOFT	Watters @ Montgomery	837 Market Street x	Allen	TX	75013
LOFT	Utica Square	1818 Utica Square x	Tulsa	OK	74114
LOFT	Stonebriar Centre	2601 Preston Road Space #2174	Frisco	TX	75034
LOFT	Penn Square Mall	1901 NW Expressway Space #1028	Oklahoma City	OK	73118
LOFT	Memorial City	303 Memorial City Suite #718	Houston	TX	77024
LOFT	Uptown Park	1141 Uptown Park Blvd Suite #10	Houston	TX	77056
LOFT	The Galleria Houston	5135 West Alabama Street Suite #5370	Houston	TX	77056
LOFT	Kingwood Commons	870 Kingwood Drive Space #870	Kingwood	TX	77339
LOFT	Sugarland Town Sq	16195 City Walk Street x	Sugar Land	TX	77479
LOFT	The Woodlands Mall	1201 Lake Woodland Drive Space #3020	The Woodlands	TX	77380
LOFT	Lamar Park Center	425 Doddridge Street Space #42 & 46	Corpus Christi	TX	78411
LOFT	Willowbrook Mall	1124 Willowbrook Mall Space #1576	Houston	TX	77070
LOFT	La Centerra@Cinco Ra	23501 Cinco Ranch Blvd. Suite G-140	Katy	TX	77494
LOFT	Pearland Town Center	11200 Broadway Street Suite #1140	Pearland	TX	77584
LOFT	Baybrook Mall	1029 Baybrook Mall	Friendswood	TX	77546
LOFT	The Village Arcade	2400 University Blvd. Suite #90	Houston	TX	77005
LOFT	La Plaza Mall	2200 S. 10th St. Space #P08	McAllen	TX	78503
LOFT	CHAMPION'S FOREST	5510 FM 1960 West Space #9910	Houston,	TX	77069
LOFT	Lloyd Center Mall	1021 Lloyd Center	Portland	OR	97232
LOFT	Valley River Center	208 Valley River Center	Eugene	OR	97401
LOFT	Northgate Shopping	410 Northeast Northgateway Way Space #729	Seattle	WA	98125

LOFT	Clackamas Town Ctr	11860 SE 82nd Avenue Suite K123	Portland	OR	97086
LOFT	Gresham Station	881 Northwest 12th Street Bldg A-5	Gresham	OR	97030
LOFT	Bellevue Square	268 Bellevue Sq Space #268 & 270	Bellevue	WA	98004
LOFT	Southcenter Westfld	670 Southcenter Blvd. Suite 212B	Tukwila	WA	98188
LOFT	Bridgeport Village	7209 Southwest Bridgeport Road Space # F102	Tigard	OR	97224
LOFT	Alderwood Mall	3000 184th Street Space #982	Lynnwood	WA	98037
LOFT	Sts of Tanasbourne	2090 NW Allie Way Space #430	Hillsboro	OR	97124
LOFT	Capital Mall Prom	2511 Fourth Avene Space #P9 - Bldg B	Olympia	WA	98502
LOFT	Kent Station	445 Ramsay Way Building 14 - Space 101	Kent	WA	98032
LOFT	Columbia Center	1321 North Columbia Center Blv Suite #905	Kennewick	WA	99336
LOFT	Uptown Gig Harbor	4635 Pt. Fosdick Dr. NW Bldg 11-Suite 200	Gig Harbor	WA	98335
LOFT	River Park Square	808 W. Main Suite 109	Spokane	WA	99201
LOFT	Pike and 5th	1501 5th Avenue Space A	Seattle	WA	98101
LOFT	Manhattan Village	3200 Sepulveda Blvd. Space #C-8	Manhattan Beach	CA	90266
LOFT	Northridge Fashion	9301 Tampa Avenue	Northridge	CA	91324
LOFT	Paseo Colorado	326 East Colorado Blvd Space # B109A + B109B	Pasadena	CA	91101
LOFT	Fresno Fashion Ctr	645 East Shaw Avenue Space #F1B & F1C	Fresno	CA	93710
LOFT	Valencia Town Center	24201 Valencia Boulevard Suite #145	Valencia	CA	91355
LOFT	Simi Valley Town Ctr	1555 Simi Town Center Way Space #190	Simi Valley	CA	93065
LOFT	Glendale Galleria	1154 Glendale Galleria Space G-17	Glendale	CA	91210
LOFT	Del Amo Fashion Cntr	3525 Carson Street Suite 159	Torrance	CA	90503
LOFT	Promenade Peninsula	550 Deep Valley Drive Suite #117	Rolling Hills Estate	CA	90274
LOFT	The Shops@River Park	7705 Via del Rio Space #450	Fresno	CA	93720
LOFT	Santa Anita	400 S. Baldwin Ave.	Arcadia	CA	91007
LOFT	Waterside At MDR	4730 Admirality Way	Marina Del Rey	CA	90292
LOFT	Commons at Calabasas	4751Commons Way Space # H-1	Calabasas	CA	91302
LOFT	THE OAKS	350 Hillcrest Drive Space K017A and K017B	Thousand Oaks	CA	91360
LOFT	LOS CERRITOS	239 Los Cerritos Center Space #D14 and #D15	Cerritos	CA	90703
LOFT	Quarry Crossing	7322 Jones Maltsberger Suite #110	San Antonio	TX	78209
LOFT	Lincoln Square	326 Lincoln Square x	Arlington	TX	76011
LOFT	Chapel Hill	4601 West Freeway Suite #550	Ft Worth	TX	76107
LOFT	Shops at La Cantera	15900 LaCantera Parkway Bldg. 6 Suite #6600	San Antonio	TX	78256
LOFT	Cntrl TX Marketplace	2428 West Loop 340 Suite B-1	Waco	TX	76711
LOFT	Southlake Town Sqre	415 Grand Avenue East x	Southlake	TX	76092
LOFT	Arlington Highlands	4001 Arlington Highland Blvd. Suite 137	Arlington	TX	76018
LOFT	Hill Country Galleri	12912 Hill Country Blvd. Space #F105	Bee Cave	TX	78738
LOFT	TheShops@Highland Vi	4141 Waller Creek Bldg Q Space #170	Highland Village	TX	75077
LOFT	Village @Stone Oak	22710 U.S. 281 North Suite 101	San Antonio	TX	78232
LOFT	Barton Creek Square	2901 Capitol of Texas Hwy. Space #H05A	Austin	TX	78746
LOFT	The Domain	11510 Century Oaks Terrace Space K3	Austin	TX	78758
LOFT	Westgate Mall	7701 West Interstate 40 Space #280	Amarillo	TX	79121
LOFT	Kingsgate Center	8201 Quaker Avenue Space #141	Lubbock	TX	79424
LOFT	Fashion Show	3200 Las Vegas Blvd Space #2020	Las Vegas	NV	89109

LOFT	The Promenade Mall	40820 Winchester Road Suite 2720	Temecula	CA	92591
LOFT	Birch Street	210 West Birch Street Space #1	Brea	CA	92821
LOFT	Montclair Plaza	2066 Montclair Plaza Lane	Montclair	CA	91763
LOFT	Miracle Mile Shops	3663 Las Vegas Blvd Suite 305	Las Vegas	NV	89109
LOFT	Galleria at Tyler	1253 Galleria at Tyler Space # E-3	Riverside	CA	92503
LOFT	Creekside Town Ctr	1208 Galleria Blvd Suite 100	Roseville	CA	95678
LOFT	Victoria Gardens	12456 South Main Street Space #1520	Rancho Cucamonga	CA	91739
LOFT	Green Valley Ranch	2235 Villiage Walk Drive Suite 163	Henderson	NV	89052
LOFT	Gardens on El Paseo	73525 El Paseo Suite E-1508	Palm Desert	CA	92260
LOFT	The Shops @Dos Lagos	2795 Cabot Drive Suite #6145	Corona	CA	92883
LOFT	Arden Fair	1689 Arden Way Suite #1204	Sacramento	CA	95815
LOFT	Shoppes@ Chino Hills	13850 City Center Drive Suite #5040	Chino Hills	CA	91709
LOFT	Town Square	6671 Las Vegas Blvd. Suite 121	Las Vegas	NV	89119
LOFT	Lakeside Shopping Ce	3301 Veterans Memorial Blvd Suite 134	Metairie	LA	70002
LOFT	Dogwood Marketplace	130 Dogwood Blvd. Space #F6	Flowood	MS	39232
LOFT	Premier Centre	3414 Highway 190 Suite #12	Mandeville	LA	70471
LOFT	The Esplanade	1401 West Esplanade Avenue Space # 324	Kenner	LA	70065
LOFT	Barnes Crossing	1001 Barnes Crossing Road Spaces #726, 728 & 729	Tupelo	MS	38804
LOFT	Riverwalk	500 Port of New Orleans Space #46	New Orleans	LA	70130
LOFT	Midtowne	201 North University Ave Suite #230	Little Rock	AR	72205
LOFT	Town Center @ Cedar	7519 Corporate Blvd. Suite 340	Baton Rouge	LA	70809
LOFT	Pinnacle Hills Prome	2203 South Promenade Blvd. Suite 2150	Rogers	AR	72758
LOFT	The Market @River Ra	1900 Kaliste Saloom Road Suite #100	Lafayette	LA	70508
LOFT	Mall of Louisiana	6401 Bluebonnet Blvd. Suite #206	Baton Rouge	LA	70836
LOFT	Renaissance@ColornyP	1000 Highland Colony Parkway Space #1003	Ridgeland	MS	39157
LOFT	Promenade@Chenal Pkw	17717 Chenal Parkway Space H-111	Little Rock	AR	72223
LOFT	River Forest Town Ce	7331 Lake Street Space #2	River Forest	IL	60305
LOFT	The Shops at Kildeer	20505 North Rand Road Suite 210	Kildeer	IL	60047
LOFT	Arlington Town Sq	23 South Evergreen Avenue Space C-6	Arlington Heights	IL	60005
LOFT	Streets of Woodfield	601 N. Martingdale Road	Schaumburg	IL	60173
LOFT	33 N LaSalle Street	33 North LaSalle Street	Chicago	IL	60602
LOFT	Yorktown Center	203 Yorktown Shopping Ctr Space #261 & #262	Lombard	IL	60148
LOFT	North Bridge	520 North Michigan Avenue Space #226 & 228	Chicago	IL	60611
LOFT	111 West Monroe	111 West Monroe x	Chicago	IL	60603
LOFT	Main St Promenade	55 South Main Street Suite 119	Naperville	IL	60540
LOFT	North Clybourn Ave	1845 North Clybourn Avenue x	Chicago	IL	60614
LOFT	Oakbrook Center	462 Oakbrook Center x	Oak Brook	IL	60523
LOFT	Old Orchard Center	374 Old Orchard Center Suite #M8	Skokie	IL	60077
LOFT	Millenium Park	51 East Randolph Street x	Chicago	IL	60601
LOFT	Sherman Plaza	1614 Sherman Avenue Space #A06	Evanston	IL	60201
LOFT	Promenade Bolingbroo	641 East Boughton Road Suite #135	Bolingbrook	IL	60440
LOFT	South Barrington	100 West Higgins Road Space Q-5	South Barrigton	IL	60010
LOFT	662 West Diversey	662 West Diversey x	Chicago	IL	60614

LOFT	664 N. MICHIGAN AVE	664-670 N. Michigan Ave. Space # 2 and 3	Chicago	IL	60610
LOFT	Tri County Mall	11700 Princeton Pike Space #D-14 & D-15	Cinncinnati	OH	45246
LOFT	Polaris Fashion Plac	1500 Polaris Parkway Space #1086	Columbus	OH	43240
LOFT	Lane Avenue Shopping	1663 West Lane Avenue Space D-10	Upper Arlington	OH	43221
LOFT	Legacy Village	24683 Cedar Road Bldg G	Lyndhurst	OH	44124
LOFT	Easton Town Center	4175 The Strand x	Columbus	OH	43219
LOFT	Deerfield Town Cntr	5445 Deerfield Blvd. #2070	Mason	OH	45040
LOFT	First and Main	81 First Street Building F	Hudson	OH	44236
LOFT	Town Center at Levis	2190 Levis Commons Blvd Space #1130	Perrysburg	OH	43551
LOFT	Belden Village Wstfd	4155 Belden Village Mall Space #B24	Canton	OH	44718
LOFT	Kenwood Towne Centre	7875 Montgomery Road Space #3107	Cincinnati	OH	45236
LOFT	Beachcliff Market Sq	19360 Detroit Road Space #A-102	Rocky River	OH	44116
LOFT	The Greene	4437 Glengarry Drive Space C-116	Beavercreek	OH	45440
LOFT	Westfield Southpark	500 Southpark Center Space GL #24	Strongsville	OH	44136
LOFT	Shops@River Ridge	4315 West Dublin-Granville Rd x	Dublin	OH	43017
LOFT	Summit Mall	3265 West Market Street Space #705	Fairlawn	OH	44333
LOFT	Crocker Park	168 Main Street Space #1015	Westlake	OH	44145
LOFT	STREET WESTCHESTER	110 Acre Lifestyle Center Space B	Cincinatti	OH	45069
LOFT	Brookfield Square	95 North Moorland Road #A17 / Space #C-16	Brookfield	WI	53005
LOFT	Eden Prairie Center	1018 Eden Prairie Center Space #1134	Eden Prairie	MN	55344
LOFT	Mall of America	184 North Garden Street x	Bloomington	MN	55425
LOFT	Arbor Lakes	7881 Main Street North Bldg 13	Maple Grove	MN	55369
LOFT	Bayshore Town Center	5707 N. Centerpark Way Space N-121	Glendale	WI	53217
LOFT	Greenway Station	1621 Demingway Suite 110	Middleton	WI	53562
LOFT	Woodbury Lakes Cente	9120 Hudson Street Suite 303	Woodbury	MN	55125
LOFT	Mayfair Mall	2500 N. Mayfair Road Space #176	Wauwatosa	WI	53226
LOFT	Empire Mall	590 West Empire Mall Space #208 & 209	Sioux Falls	SD	57106
LOFT	Plaza@Rosedale Cntr	808 Rosedale Center Space #915	Roseville	MN	55113
LOFT	Ridgedale Center	12617 Wayzata Blvd. x	Minnetonka	MN	55305
LOFT	Southdale Center	1150 Southdale Center	Edina	MN	55435
LOFT	West Acres Mall	3902 13th Ave South Space #313	Fargo	ND	58103
LOFT	Eastland Mall	800 North Green River Road	Evansville	IN	47715
LOFT	Oak Court Mall	4465 Poplar Avenue Space #2310A	Memphis	TN	38117
LOFT	Mall @ St. Matthews	5000 Shelbyville Road Space #1370	Louisville	KY	40207
LOFT	Hamburg Village	2308 Sir Barton Way x	Lexington	KY	40509
LOFT	Carriage Crossing	4610 Merchants Park Circle Suite 535	Collierville	TN	38017
LOFT	Mall at Green Hills	2126 Abbot Martin Road Space #182	Nashville	TN	37215
LOFT	Thoroughbred Village	545 Cool Springs Blvd. Space #D-4	Franklin	TN	37067
LOFT	Hamilton Corner	2115 Gunbarrel Road Space #3	Chattanooga	TN	37421
LOFT	The Pinnacle@Turkey	11285 Parkside Drive x	Knoxville	TN	37934
LOFT	Crestview Hills Town	2850 Town Center Boulevard Space #7010	Crestview Hills	KY	41017
LOFT	The Ave Murfreesboro	2615 Medical Center Parkway Space #1440	Murfreesboro	TN	37129
LOFT	Streets Indian Lake	300 Indian Lake Blvd. Suite 140-Bldg. C	Hendersonville	TN	37075

LOFT	TheSummit Louisville	4278 Summit Plaza Drive Space C14/C15	Louisville	KY	40241
LOFT	Shops ofSaddle Creek	7615 West Farmington Suite 15	Germantown	TN	38138
LOFT	JOHNSON CITY	2011 N. Roan Street Space # D2A	Johnson City	TN	37601
LOFT	Jefferson Pointe	4120 West Jefferson Blvd Suite # 5	Ft Wayne	IN	46804
LOFT	Eastwood Towne Ctr	3033 Preyde Blvd Space #H5	Lansing	MI	48912
LOFT	Rivertown Circle	3357 Century Center Street SW Bldg A	Grandville	MI	49418
LOFT	The Crossroads	6650 South Westnedge Ave Space #217	Portage	MI	49024
LOFT	Somerset Collection	2800 West Big Beaver Road Suite M158	Troy	MI	48084
LOFT	Twelve Oaks Mall	27234 Novi Road Space #A-122	Novi	MI	48377
LOFT	Green Oak Village Pl	9710 Village Place Blvd. Space F2	Brighton	MI	48116
LOFT	Kercheval Place	17014 Kercheval Ave. x	Grosse Pointe	MI	48230
LOFT	Village of Rochester	376 North Adams Space G 376	Rochester Hills	MI	48309
LOFT	University Park Mall	6501 North Grape Road Suite #1120	Mishawaka	IN	46545
LOFT	Partridge Creek	17360 Hall Road Suite #189	Clinton Township	MI	48038
LOFT	Briarwood Mall	434 Briarwood Circle Space #F130A	Ann Arbor	MI	48108
LOFT	Breton Village	1840 Breton Ave S.E. Space #1	Grand Rapids	MI	49506
LOFT	Greenwood Park	1251 US 31 South Space #P140	Greenwood	IN	46142
LOFT	Castleton Square	6020 E. 82nd Street Space 110A	Indianapolis	IN	46250
LOFT	Orland Square Mall	104 Orland Square Space #A-02A	Orland Park	IL	60462
LOFT	Deerfield Square	720 Waukegan Road Unit H & I	Deerfield	IL	60015
LOFT	Shoppe Grand Prairie	5201 West War Memorial Drive Space #545	Peoria	IL	61615
LOFT	Hawthorne Center	320 Hawthorne Center x	Vernon Hills	IL	60061
LOFT	Clay Terrace	14360 Clay Terrace Blvd Suite #120	Carmel	IN	46032
LOFT	Algonquin Commons	1968 South Randall Road Space #4030	Algonquin	IL	60102
LOFT	Cherryvale Mall	7200 Harrison Avenue Space #53A	Rockford	IL	61112
LOFT	Geneva Commons	114 Commons Drive Space #1020	Geneva	IL	60134
LOFT	Market Place	2000 North Neil Street Space #100	Champaign	IL	61821
LOFT	Shoppes@College Hill	305 Veterans Parkway Suite #200	Normal	IL	61761
LOFT	Metropolis	360 Metropolis Mile Suite #125	Plainfield	IN	46168
LOFT	Burr Ridge Vill Cntr	720 Village Center Drive x	Burr Ridge	IL	60527
LOFT	Hamilton Town Center	13185 Harrell Parkway Suite #500	Noblesville	IN	46060
LOFT	Circle Centre	49 West Maryland Street Space 2	Indianapolis	IN	46225
LOFT	WHITE OAKS	2501 W. Wabash Ave. Space D09A	Springfield	IL	62704
LOFT	West County Mall	38 West County Center Suite #1120	Des Peres	MO	63131
LOFT	Mid Rivers Mall	2264 Mid Rivers Mall	St. Peters	MO	63376
LOFT	Coral Ridge Mall	1451 Coral Ridge Avenue Suite #230	Coralville	IA	52241
LOFT	Zona Rosa	7307 NW 86th Terrace Space #138	Kansas City	MO	64153
LOFT	Town Center @ Jordan	101 74th Street Space #11140	West Des Moines	IA	50266
LOFT	Battlefield Mall	2825 South Glenstone Road Space #F-19	Springfield	MO	65804
LOFT	Columbia Mall	2300 Bernadette Drive Suite #104	Columbia	MO	65203
LOFT	Leawood Town Center	5017 West 117th Street Space #3230	Leawood	KS	66211
LOFT	Country Club Plaza	235 West 47th Street x	Kansas City	MO	64112
LOFT	The Blvd Town Square	34 The Boulevard St. Louis Bldg. 2 Space K-2	Richmond Heights	MO	63117

LOFT	Chesterfield Mall	2024 Chesterfield Mall x	Chesterfield	MO	63017
LOFT	Shoppes @St.Clair Sq	6520 North Illinois Suite 102	Fairview Heights	IL	62208
LOFT	The Meadows	11 Meadows Circle Drive Suite #410	Lake St. Louis	MO	63367
LOFT	Oak Park Mall	11153 West 95th Street Space #93	Overland Park	KS	66214
ATF/LOS	Citadel	100 Citadel Drive, Suite 218	Commerce	CA	90040
ATF/LOS	Desert Hills-Cabazon	48400 Seminole Drive Suite 500	Cabazon	CA	92230
ATF/LOS	Camarillo	850 East Ventura Blvd. Space 738	Camarillo	CA	93010
ATF/LOS	The Block @ Orange	20 City Blvd, West Suite 125	Orange	CA	92868
ATF/LOS	Las Americas	4155 Camino De La Plaza Space #428	San Diego	CA	92101
ATF/LOS	Anthem Outlets	4250 West Anthem Way Space 500	Anthem	AZ	85086
ATF/LOS	El Paso Outlets	7051 S.Desert Blvd. Space #D402	El Paso	TX	79912
ATF/LOS	Barstow Outlets	2796 Tanger Way Suite 375	Barstow	CA	92311
ATF/LOS	Ontario Mills	One Mills Circle Space #904	Ontario	CA	91764
ATF/LOS	Camarillo Prem LOS	500 Ventura Blvd. Suite #1510	Camarillo	CA	93010
ATF/LOS	El Paso LOS	7051 S. Desert Blvd. Space # G -700	El Paso	TX	79835
ATF/LOS	Barstow LOS	2796 Tanger way Space # 201	Barstow	CA	92311
ATF/LOS	Las Americas LOS	4211 Camino de la Plaza Space # 0152	San Diego	CA	92173
ATF/LOS	ONTARION MILLS LOS	One Mills Circle Space #812A	Ontario	CA	91764
ATF/LOS	Michigan City	505 Lighthouse Place	Michigan City	IN	46360
ATF/LOS	Chicago Premium	1650 Premium Outlets Blvd. Space #423	Aurora	IL	60502
ATF/LOS	Pleasant Prairie	11211 120th Avenue Suite #41	Pleasant Prairie	WI	53158
ATF/LOS	Huntley	11800 Factory Shops Blvd. Space #700	Huntley	IL	60142
ATF/LOS	Jeffersonville	8300 Factory Shops Blvd. Space #300	Jeffersonville	OH	43128
ATF/LOS	Johnson Creek Outlet	612 West Linmar Lane Suite C-040	Johnson Creek	WI	53038
ATF/LOS	Edinburg Prem Outlet	11771 NE Executive Dr. Space #B-050	Edinburg	IN	46124
ATF/LOS	Lighthouse Place	1301 Lighthouse Place	Michigan City	IN	46360
ATF/LOS	Edinburgh Prem LOS	11911 NE Executive Drive Space A100	Edinburg	IN	46124
ATF/LOS	Cincinnati Prem LOS	102 Premium Outlets Dr. x	Monroe	OH	45050
ATF/LOS	Michigan City LOS	417 Lighthouse Place Space # 417	Michigan City	IN	46360
ATF/LOS	Pleasant Prairie LOS	11211 120th Ave I-94 & Hwy 165 Space # A001	Pleasant Prairie	WI	53158
ATF/LOS	Gilroy	681 Leavesley Road Suite 10	Gilroy	CA	95020
ATF/LOS	Napa	681 Factory Store Drive	Napa	CA	94558
ATF/LOS	Marina Square	1221 Marina Boulevard	San Leandro	CA	94577
ATF/LOS	Vacaville	228 Nut Tree Road Space #228	Vacaville	CA	95687
ATF/LOS	Legends@SparksMarina	1310 Scheels Drive Suite #142	Sparks	NV	89434
ATF/LOS	Petaluma Outlets	2200 Petaluma Blvd N Space #120	Petaluma	CA	94952
ATF/LOS	Napa	681 Factory Store Drive	Napa	CA	94558
ATF/LOS	Gilroy Prem LOS	8375 Arroyo Circle Unit #61	Gilroy	CA	95020
ATF/LOS	Vacaville LOS	121 Nut Tree Road Suite E.	Vacaville	CA	95687
ATF/LOS	Napa LOS	629 Factory Stores Drive Space # 607C	Napa	CA	94558
ATF/LOS	Tulare LOS	1477 Retherford Street Space # D50	Tulare	CA	93274
ATF/LOS	Folsom Premium LOS	1300 Folsom Blvd Space #607	Folsom	CA	95630
ATF/LOS	Allen Premium	820 West Stacy Road Space #300	Allen	TX	75013

ATF/LOS	San Marcos	3939 Interstate Highway 35 Space #810	San Marcos	TX	78666
ATF/LOS	Round Rock	4401IH 35 N STE 1201	Round Rock	TX	78664
ATF/LOS	Rio Grande Valley Pr	5001 East Expressway 83 Space #525	Mercedes	TX	78570
ATF/LOS	Houston Prem Outlets	29300 Hempstead Road Space 0828	Cypress	TX	77433
ATF/LOS	Grapevine Mills	3000 Grapevine Mills Parkway Space #221	Grapevine	TX	76051
ATF/LOS	Rio Grande Prem LOS	5001 East Expressway 83 Space #836	Mercedes	TX	78570
ATF/LOS	Houston Prem LOS	29300 Hempstead Rd Space #104	Cypress	TX	77433
ATF/LOS	San Marcos LOS	4015 Interstate 35 South Suite # 338B	San Marcos	TX	78666
ATF/LOS	Grapevine Mills LOS	3000 Grapevine Pkwy. Space #138	Grapevine	TX	76051
ATF/LOS	Katy Mills LOS	5000 Katy Mills Circle x	Katy	TX	77494
ATF/LOS	Round Rock LOS	4401 North IH-35 Space # 401	Round Rock	TX	78664
ATF/LOS	Castle Rock	5050 Factory Shops Blvd. x	Castlerock	CO	80108
ATF/LOS	Colorado Mills	14500 West Colfax Ave Ste 179	Lakewood	CO	80401
ATF/LOS	Park City	6699 North Landmark Drive Space #C110 & C115	Park City	UT	84098
ATF/LOS	Loveland Outlets	5817 McWhinney Blvd. Space C50	Loveland	CO	80538
ATF/LOS	Silverthorne Outlets	125-A Stephens Way Space R300	Silverthorne	CO	80498
ATF/LOS	Albertville Prem Out	6500 Labeaux Avenue NE Space G080	Albertville	MN	55301
ATF/LOS	Castle Rock LOS	5050 Factory Shops Blvd. Space #400	Castle Rock	CO	80108
ATF/LOS	Albertville LOS	6500 Labeaux Ave. NE Space # D020	Albertville	MN	55301
ATF/LOS	Amana LOS	150 Tanger Drive Space # 101	Williamsburg	IA	52361
ATF/LOS	COLORADO MILLS LOS	14500 W. Colfax Ave. Space # 171	Lakewood	CO	80401
ATF/LOS	Silver Sands-Destin	10406 Emerald Coast Parkway Space #76 & 78	Destin	FL	32550
ATF/LOS	Foley	2601 South McKenzie Street Space #W3	Foley	AL	36535
ATF/LOS	Legends@VillageWest	1803 Village West Parkway Space #M127	Kansas City	KS	66111
ATF/LOS	Gulfport Outlets	10830 Factory Shops Blvd. Space #830	Gulfport	MS	39503
ATF/LOS	Gonzales Outlets	2210 South Tanger Blvd. Suite #210	Gonzales	LA	70737
ATF/LOS	Branson Outlets	300 Tanger Blvd. Suite 109	Branson	MO	65616
ATF/LOS	Osage Beach	4540 Osage Beach Pkwy Space #BB1A	Osage Beach	MO	65065
ATF/LOS	Foley LOS	2601 South McKenzie Street Space 178	Foley	AL	36535
ATF/LOS	Legends KC LOS	1803 Village West Parkway Space #M121	Kansas City	KS	66111
ATF/LOS	Osage Beach LOS	4540 Osage Beach Pkwy Space #BB1B	Osage Beach	MO	65065
ATF/LOS	Silver Sands LOS	10406 Emerald Coast Pkwy West Space #41	Destin	FL	32550
ATF/LOS	Branson LOS	300 Tanger Blvd. Space # 101	Branson	MO	65616
ATF/LOS	Gonzales LOS	2410 Tanger Blvd. Space #340	Gonzales	LA	70737
ATF/LOS	Grove City	I-79 And Route 208 Suite 350	Grove City	PA	16127
ATF/LOS	Birch Run	8825 Marketplace Drive Suite #F375	Birch Run	MI	48415
ATF/LOS	Pittsburg Outlets	2200 Tanger Blvd. Suite #530	Washington	PA	15301
ATF/LOS	Aurora Farms	549 S. Chillicothe Road Space #400	Aurora	OH	44202
ATF/LOS	West Branch	2990 Cook Road Space #132	West Branch	MI	48661
ATF/LOS	Howell	1475 N. Burkhard Road Space #B130	Howell	MI	48855
ATF/LOS	Pittsburgh OutletLOS	2200 Tanger Blvd. Space #853	Washington	PA	15301
ATF/LOS	Aurora Farms LOS	549 South Chillicothe Road Space # 360	Aurora	OH	44202
ATF/LOS	Grove City LOS	1911 Lessburg Grove City Rd. Space # 200	Grove City	PA	16127

ATF/LOS	Birch Run LOS	12240 South Beyer Road Space # V033	Birch Run	MI	48415
ATF/LOS	Howell Outlet LOS	1475 N. Burkhart Road Space# B140	Howell	MI	48855
ATF/LOS	West Branch LOS	2990 Cook Road Space # 130	West Branch	MI	48661
ATF/LOS	Las Vegas	605 South Grand Central Parkwy Space #1201	Las Vegas	NV	89106
ATF/LOS	Seattle Premium	10600 Quil Ceda Blvd. Space #0602	Tulalip	WA	98271
ATF/LOS	Las Vegas Fashion	32100 Las Vegas Blvd. South Space #454	Primm	NV	89019
ATF/LOS	Supermall	1101 Supermall Way Space #230	Auburn	WA	98001
ATF/LOS	Woodburn Company Sto	1001 Arney Road Suite #800	Woodburn	OR	97071
ATF/LOS	Las Vegas Outlet	7400 Las Vegas Blvd. South Suite #10	Las Vegas	NV	89123
ATF/LOS	Las Vegas Outlet LOS	7400 Las Vegas Blvd. South Space # 308	Las Vegas	NV	89123
ATF/LOS	Columbia LOS	450 NW 257th Way Space # 216	Troutdale	OR	97060
ATF/LOS	Seattle LOS	10600 Quil Ceda Blvd. Space # 528A	Tulalip	WA	98271
ATF/LOS	Lincoln City LOS	1500 SE East Devils Lake Road Space # B-100	Lincoln City	OR	97367
ATF/LOS	LOS Woodburn	1001 Arney Rd. Space #711	Woodburn	OR	97071
ATS	Harbor Place	200 East Pratt Street	Baltimore	MD	21202
ATS	Reston Town Ctr.	11850 Market Street	Reston	VA	20190
ATS	Montgomery Mall	7101 Democracy Blvd. Suite 1058	Bethesda	MD	20817
ATS	Annapolis Mall	40 Annapolis Mall	Annapolis	MD	21401
ATS	The Mall in Columbia	10300 Little Patuxent Parkway Space #2055	Columbia	MD	21044
ATS	Fair Oaks Mall	11834U Fair Oaks Mall	Fairfax	VA	22033
ATS	White Flint	11301 Rockville Pike	Kensington	MD	20895
ATS	Christiana Mall	715 Christiana Mall Space # 264	Newark	DE	19702
ATS	Glen Eagle Square	539-541 Wilmington and Westchester Pike	Glen Mills	PA	19342
ATS	Tysons Corner	8061L Tysons Corner Center Space #J7L	McLean	VA	22102
ATS	Towson Town Center	825 Dulaney Valley Road Space #4135, 4140 & 4145	Towson	MD	21204
ATS	Park City Center	471 Park City Center x	Lancaster	PA	17601
ATS	Dulles Town Center	21100 Dullles Town Center Space # F-114	Dulles	VA	20166
ATS	WASHINGTONIAN	102 Boardwalk Place Space# 102	Gathersburg	MD	20878
ATS	TYSON'S CORNER	7974A Tyson's Corner Center Space # J3AU	McLean	VA	22102
ATS	Walnut Street	1713 Walnut Street	Philadelphia	PA	19103
ATS	Grove at Shrewsbury	559 Rt. 35 N-10A	Shrewsbury	NJ	7701
ATS	Palmer Square	17 Palmer Square West Space V-115	Princeton	NJ	8542
ATS	King-of-Prussia Plza	160 N. Gulph Rd. x	King of Prussia	PA	19406
ATS	Ardmore	23 Parking Plaza	Ardmore	PA	19003
ATS	Oxford Valley Mall	2300 East Lincoln Highway Space # 202	Langhorne	PA	19047
ATS	Brook 35 Plaza	2150 Route 35	Seagirt	NJ	8750
ATS	Promenade - Sagemore	500 Rte 73 South Space #A4	Marlton	NJ	8053
ATS	Cherry Hill Mall	2000 Route 38 Space #1850	Cherry Hill	NJ	8002
ATS	Shoppes @ Eng Villag	1460 Bethlehem Pike Suite J	North Wales	PA	19454
ATS	Lehigh Valley Mall	938 Lehigh Lifestyle Center Space #1220	Whitehall	PA	18052
ATS	Freehold Raceway Mal	3710 Rt. 9 Space L-208	Freehold	NJ	7728
ATS	QUAKER BRIDGE MALL	150 Quaker Bridge Mall Rd Space #1054A	Lawrenceville	NJ	8648
ATS	Perimeter Mall	4400 Ashford Dunwoody Road	Atlanta	GA	30346

ATS	North Point Mall	1000 North Point Circle Space 1180	Alpharetta	GA	30022
ATS	Mall @ Georgia	3333 Buford Drive	Buford	GA	30519
ATS	Avenue at East Cobb	4475 Roswell Road	Marietta	GA	30062
ATS	St Johns Town Center	4711 River City Drive Suite 101	Jacksonville	FL	32246
ATS	The Vinings Jubilee	4300 Paces Ferry Road Suite #474	Atlanta	GA	30339
ATS	Town Cent @ Atlantic	1380 Atlantic Drive Suite #14125	Atlanta	GA	30363
ATS	Avenue at West Cobb	3625 Dallas Highway Space #800	Marietta	GA	30064
ATS	Forum on Peachtree P	5145 Peachtree Pkwy Space #455	Norcross	GA	30092
ATS	Augusta Mall	3450 Wrightboro Rd. Space #230	Augusta	GA	30909
ATS	The Avenues	10300 Southside Blvd. Space 1500A	Jacksonville	FL	32256
ATS	Lenox Square	3393 Peachtree Rd. Space #3103	Atlanta	GA	30326
ATS	Ave.@ Peachtree City	216 City Circle Space #600	Peachtree City	GA	30269
ATS	ST.JOHN'S TOWN CTR	4775 Town Center Parkway Space # R11A	Jacksonville	FL	32246
ATS	Mt. Lebanon	1500 Washington Rd. Space #1404	Mt. Lebanon	PA	15228
ATS	Fayette Mall	3401 Nicholasville Rd. Space# 314	Lexington	KY	40503
ATS	Shadyside	5407 Walnut Street	Pittsburgh	PA	15232
ATS	Oxmoor Center	7900 Shelbyville Road	Louisville	KY	40222
ATS	Mall @ Tuttle Crsng.	5043 Tuttle Crossing Blvd. Space 281	Dublin	OH	43016
ATS	Summit Mall	3265 West Market St. Space 242	Akron	OH	44333
ATS	Rookwood Commons	2671 Edmondson Road Building G	Hyde Park	OH	45209
ATS	Ross Park Mall	1000 Ross Park Mall Drive Space #H13-H15	Pittsburgh	PA	15237
ATS	Summit at Louisville	4206 Summit Plaza Drive Space #B2	Louisville	KY	40241
ATS	Kenwood Towne Centre	7875 Montgomery Road Space R005	Cincinnati	OH	45236
ATS	Polaris Fashion Plac	1500 Polaris Parkway Suite #1048	Columbus	OH	43240
ATS	The Greene Town Ctr.	4433 Glengarry Dr. Space #C120 (Beavercreek)	Dayton	OH	45440
ATS	Oxmoor Center Mall	7900 Shelbyville Rd. Space #E 09	Louisville	KY	40222
ATS	ROSS PARK	1000 Ross Park Mall Drive Space # D-10	Pittsburgh	PA	15237
ATS	KENWOOD TOWNE CENTRE	7875 Montgomery Road Space # 2227	Cincinnati	OH	45236
ATS	Westshore Plaza	287 Westshore Plaza	Tampa	FL	33609
ATS	Bell Tower Shops	13499 US41 Southeast Suite B-212	Fort Myers	FL	33907
ATS	Southgate Plaza	90 Southgate Plaza Suite 1108	Sarasota	FL	34239
ATS	Citrus Park Town Ctr	8054 Citrus Park Town Center	Tampa	FL	33625
ATS	City Place	701 S Rosemary Ave Suite 140	West Palm Beach	FL	33401
ATS	Plaza Las Americas	525 F.D. Roosevelt Avenue Space #544	Hato Rey	PR	918
ATS	Tampa Int'l Plaza	2223 North West Shore Blvd Space #261	Tampa	FL	33607
ATS	The Mall at Millenia	4200 Conroy Road Suite #135	Orlando	FL	32839
ATS	Village at Merrick P	350 Avenue San Lorenzo Suite 2135	Coral Gables	FL	33146
ATS	Galleria @ Ft Lauder	2338 East Sunrise Blvd. Space #C4-2206	Fort Lauderdale	FL	33304
ATS	Waterside Shops @ PB	5495 Tamiami Trail North Suite 5	Naples	FL	34108
ATS	The Gardens	3101 PGA Blvd. Space #H-205	Palm Beach Gardens	FL	33410
ATS	Dadeland Mall	7415 Southwest 88th Street Space #1610	Miami	FL	33156
ATS	Aventura Mall	19501 Biscayne Blvd. Space #733A	Aventura	FL	33180
ATS	Shops@Pembroke Garde	302 SW 145th Terrace Space #14055	Pembroke Pines	FL	33027

ATS	Town Center @ Boca	6000 West Glades Rd. Space #1148B	Boca Raton	FL	33431
ATS	The Gardens	3101 PGA Blvd Space #B107	Palm Beach Gardens	FL	33410
ATS	WESTSHORE PLAZA	287 Westshore Plaza Space # C4	Tampa	FL	33609
ATS	Saddlecreek	7614 W. Farmington Blvd.	Germantown	TN	38138
ATS	Canal Place	333 Canal Street Suite 206	New Orleans	LA	70130
ATS	The Oaks Mall	6629 Newberry Road	Gainesville	FL	32605
ATS	Wolfchase Galleria	2760 North Germantown Parkway Suiet 159	Memphis	TN	38133
ATS	Governors Square	1500 Apalachee Parkway	Tallahassee	FL	32301
ATS	The Summit	225 Summit Blvd Suite 400	Birmingham	AL	35243
ATS	Lakeside Mall	3301 Veterans Memorial	Metarie	LA	70002
ATS	The Shoppes@EastChas	7248 Eastchase Parkway Space D-145	Montgomery	AL	36117
ATS	Parkway Place	2801 Memorial Parkway South Space #188	Huntsville	AL	35801
ATS	Carriage Crossing	4630 Merchants Park Circle Space #717	Collierville	TN	38017
ATS	Renaissance@Colony P	100 Highland Colony Parkway Space #9012	Ridgeland	MS	39157
ATS	Mall of Louisiana	6401 Bluebonnet Blvd. Suite 400	Baton Rouge	LA	70836
ATS	Union Station	50 Massachusetts Ave. NE	Washington	DC	20002
ATS	Fashion Square	1554 East Rio Road Space D-12	Charlottesville	VA	22901
ATS	Pentagon City	1100 South Hayes Space C5	Arlington	VA	22202
ATS	Old Town Alexandria	115 North Washington Street	Alexandria	VA	22314
ATS	600 Thirteenth St.	600 13th Street	Washington	DC	20005
ATS	Mazza Gallerie	5300 Wisconsin Avenue	Washington	DC	20015
ATS	1140 Connecticut Ave	1140 Connecticut Avenue	Washington	DC	20036
ATS	Short Pump Town Ctr	11800 West Broad Street Space #2124	Henrico	VA	23233
ATS	Stony Point Fashion	9200 Stony Point Parkway Space #113	Richmond	VA	23235
ATS	Mayfaire Town Center	6851 Main Street Bldg F	Wilmington	NC	28403
ATS	Market@Common Clared	2800 Claredon Blvd Space R600	Arlington	VA	22201
ATS	UNION STATION	50 Massachusetts Ave NE Space # 2201	Washingon	DC	0
ATS	King Street	265-267 King Street	Charleston	SC	29401
ATS	Crabtree Valley Mall	4325 Glenwood Avenue	Raleigh	NC	27612
ATS	Southpark Mall	4400 Sharon Road	Charlotte	NC	28211
ATS	West Town Mall	7600 Kingston Pike Space 1582	Knoxville	TN	37919
ATS	Haywood Mall	700 Haywood Road S1058	Greenville	SC	29607
ATS	Mall at Green Hills	2126 Abbot Martin Road Space 258\260	Nashville	TN	37215
ATS	Cameron Village	446 Daniels Street Space #1-66	Raleigh	NC	27605
ATS	Sts. of Southpoint	6910 Fayetteville Road Space #1455	Durham	NC	27713
ATS	Northlake Mall	6801 Northlake Mall Drive Suite #233	Charlotte	NC	28216
ATS	Hamilton Place Mall	2100 Hamilton Place Blvd. Space #230	Chattanooga	TN	37421
ATS	Shops @ Friendly Cen	3334 West Friendly Avenue Space #101	Greensboro	NC	27410
ATS	Mkt Com Myrtle Beach	3061 Howard Avenue Space #100	Myrtle Beach	SC	29577
ATS	Mt.Pleasant Town Ctr	1236 Belk Drive	Mount Pleasant	SC	29464
ATS	Cool Spring Galleria	1800 Galleria Blvd. Space 1583	Franklin	TN	37027
ATS	Columbiana Center	100 Columbiana Circle Space #1068	Columbia	SC	29212
ATS	Mall at Green Hills	2126 Abbot Martin Rd. Space #260	Nashville	TN	37215

SCHEDULE II
TO SECURITY AGREEMENT

JURISDICTION OF ORGANIZATION

A.	Each Grantor's official name:

AnnTaylor Stores Corporation
AnnTaylor, Inc.
AnnTaylor Distribution Services, Inc.
AnnTaylor Retail, Inc.
Annco, Inc.

B.	Type of entity: Each Grantor is a corporation.

C.	Organizational identification number issued by each Grantor's state of incorporation or organization:

Credit Party	State of Incorporation	Organization Identification Number
AnnTaylor Stores Corporation	DE	2177466
AnnTaylor, Inc.	DE	2104040
AnnTaylor Distribution Services, Inc.	DE	2370078
AnnTaylor Retail, Inc.	DE	2370080
Annco, Inc.	DE	2962680

D.	State of incorporation or organization:

Credit Party	State of Incorporation
AnnTaylor Stores Corporation	DE
AnnTaylor, Inc.	DE
AnnTaylor Distribution Services, Inc.	DE
AnnTaylor Retail, Inc.	DE
Annco, Inc.	DE

SCHEDULE III
TO SECURITY AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Patents: None.

Annco, Inc. United States Copyrights:

Title	Reg. No.	Reg. Date	Record Owner	Status
Destination AnnTaylor sculptured purse size bottle	VA702108	4/3/1995	AnnTaylor, Inc.	Registered

Trademark Registrations and Applications

See attached schedules.

ANNCO - ALL ACTIVE MARKS IN THE UNITED STATES AS OF 2/14/12

WorldMark Plus TM Rights Query Result: 86 Records 2/14/2012 10:33:55 AM

Country	Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt
United States	A I (STYLIZED)	35	78/454986	7/22/2004	3101894	6/6/2006
United States	ANN	14, 25, 35	77/031291	10/27/2006	3848118	9/14/2010
United States	ANN	25	78/496720	10/8/2004	3020741	11/29/2005
United States	ANN	18	78/878858	5/8/2006	3410833	4/8/2008
United States	ANN	3	85/176904	11/15/2010		
United States	ANN	9, 26	85/219948	1/18/2011		
United States	ANN CARES	35, 36	77/187146	5/22/2007	3648113	6/30/2009
United States	ANN CARES and Design	35, 36	77/237496	7/24/2007	3640328	6/16/2009
United States	ANN TAYLOR	42	73/618514	9/8/1986	1444585	6/23/1987
United States	ANN TAYLOR	36	77/520340	7/11/2008	3690357	9/29/2009
United States	ANN TAYLOR	20	77/877386	11/20/2009		
United States	ANN TAYLOR	35	85/006338	4/5/2010	3876692	11/16/2010
United States	ANN TAYLOR	41, 42	85/058275	6/9/2010	3907931	1/18/2011
United States	ANN TAYLOR	24	85/189476	12/2/2010	4092140	1/24/2012
United States	ANN TAYLOR LOFT	25, 35	77/857455	10/26/2009	3852568	9/28/2010
United States	ANN TAYLOR LOFT	14	78/260311	6/10/2003	2825310	3/23/2004
United States	ANN TAYLOR OLD LOGO	35	78/638453	5/26/2005	3090244	5/9/2006
United States	ANNPOWER	36, 41	85/396596	8/12/2011		
United States	ANNTAYLOR	14	85/356873	6/27/2011		
United States	ANNTAYLOR (BLOCK LETTERS)	18	78/498984	10/13/2004	3078842	4/11/2006
United States	ANNTAYLOR (BLOCK LETTERS)	9	78/740040	10/25/2005	3090418	5/9/2006
United States	ANNTAYLOR (BLOCK LETTERS)	4	78/857850	4/10/2006	3321451	10/23/2007
United States	ANNTAYLOR CELEBRATIONS	14	77204809	6/13/2007	3394404	3/11/2008
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	09	76/417981	6/5/2002	2704411	4/8/2003
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	26	77/256074	8/15/2007	3500924	9/16/2008
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	18	78/499039	10/13/2004	3078844	4/11/2006
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	4	78/857867	4/10/2006	3327631	10/30/2007
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	25	78/884243	5/16/2006	3202185	1/23/2007
United States	ANNTAYLOR LOFT (BLOCK LETTERS)	14	85/356876	6/27/2011	4097234	2/7/2012
United States	ANNTAYLOR LOFTMATERNITY	25	78/953051	8/16/2006	3455810	6/24/2008
United States	ANNTAYLOR. (OLD STYLIZED)	25, 42	74/304110	8/12/1992	1789470**	8/24/1993
United States	ANNTAYLOR. (OLD STYLIZED)	14	74/334502	11/25/1992	1782601	7/20/1993
United States	ANNTAYLOR. (OLD STYLIZED)	3	74/389865	5/11/1993	1881093	2/28/1995
United States	ANNTAYLOR.LOFT (STYLIZED)	42	74/585175	10/13/1994	2061836	5/13/1997
United States	ANNTAYLOR.LOFT (STYLIZED)	25	74/654403	3/31/1995	2334051	3/28/2000
United States	ARRIVE BEAUTIFULLY (CHILD)	3	78/978172	8/24/2005	3240794	5/8/2007
United States	BECAUSE YOU HAVE A LOT TO EXPECT	35	77/148734	4/4/2007	3496600	9/2/2008
United States	CELEBRATIONS	35	77/039513	11/8/2006	3502237	9/16/2008
United States	CELEBRATIONS	25	78/697715	8/23/2005	3538689	11/25/2008
United States	CELEBRATIONS	18, 25	78/698532	8/23/2005	3148208	9/26/2006
United States	CELEBRATIONS	25	78/979980	8/23/2005	3350436	12/4/2007
United States	CHIC CARD	36	85/340960	6/8/2011		
United States	COVETABLES	9, 14, 18, 25, 26, 35	77/744512	5/26/2009	3857785	10/5/2010
United States	COVETED CARD	36	85/340958	6/8/2011		
United States	DESTINATION	3	74/364546	3/1/1993	1875773	1/24/1995
United States	DESTINATION (STYLIZED LETTERS)	3	74/582781	10/6/1994	1931306	10/31/1995

Initiated by: illion Page 1

WorldMark Plus TM Rights Query Result: 86 Records 2/14/2012 10:33:55 AM

Country	Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt
United States	KATE	25	85/299588	4/20/2011		
United States	LINDSAY	25	78/613787***	4/2/2005	3184803	12/12/2006
United States	LITTLE ANN	25	77/746652	5/28/2009	4019911	8/31/2011
United States	LITTLE LOFT	25	78/471134	8/20/2004	3373790	1/22/2008
United States	LIVE. LOVE. LOFT.	35	77/566310	9/10/2008	3782059	4/27/2010
United States	LIVE. LOVE. LOFT.	25	85/066538	6/18/2010	3987076	6/28/2011
United States	LOFT	26	77/256065	8/15/2007	3434715	5/27/2008
United States	LOFT	36	77/520371	7/11/2008	3700020	10/20/2009
United States	LOFT	9, 14, 18	77/540499	8/6/2008	3703017	10/27/2009
United States	LOFT	3	77/568440	9/12/2008	4053391	11/8/2011
United States	LOFT	25	78/790275	1/12/2006	3488664**	8/19/2008
United States	LOFT	35	78/790622	1/12/2006	3359615	12/25/2007
United States	LOFT	3	78/882798	5/12/2006	3756220	3/2/2010
United States	LOFT	41, 42	85/058270	6/9/2010	3907930	1/18/2011
United States	LOFT	14	85/356870	6/27/2011	4097233	2/7/2012
United States	LOFT BEST IN CLASS GRANTS	36	85/389478	8/4/2011		
United States	LOFT CARES	35, 36	77/194364	5/31/2007	3699420	10/20/2009
United States	LOFT FOR LIFE	35	78/877897	5/5/2006	3399970	3/18/2008
United States	LOFT FOR LIFE	25	78/896822	5/31/2006	3247044	5/29/2007
United States	LOFT LOVE LIST	35	85/144515	10/4/2010		
United States	LOFT LOVE REWARDS	36	85/108339	8/16/2010	4046569	10/25/2011
United States	LOFT LOVES TEACHERS	35	77/592354	10/14/2008	3697910	10/20/2009
United States	LOFT PETITES	25, 35	78/913015	6/21/2006	3350308	12/4/2007
United States	LOFT SCUBA	25	85/444636	10/11/2011		
United States	LOFTBEACH	9, 18, 25	78/924858	7/7/2006	3268087	7/24/2007
United States	LOFTFIT	25, 35	85/324944	5/19/2011		
United States	LOVE LOFT	36	85/444007	10/11/2011		
United States	MARGO	25	78/613765***	4/21/2005	3319920	10/23/2007
United States	MODERN LAYERS	25	77/746656	5/28/2009	3857798	10/5/2010
United States	MODERN LEGACY	25	77/630600	12/10/2008	3842320	8/31/2010
United States	PERFECT PRESENTS	35	85/068884	6/22/2010	3911205	1/25/2011
United States	PERFECT REWARDS	36	85/065456	6/17/2010	4016905	8/23/2011
United States	PINK IS MORE THAN JUST A COLOR	36	78/495323	10/6/2004	3020663	11/29/2005
United States	POSSIBILITIES	3	77/159659	4/18/2007	3655225	7/14/2009
United States	RESPONSIBLY, ANN	35	85/101267	8/5/2010	4032602	9/27/2011
United States	STYLE CLOSET	35	85/062470	6/14/2010		
United States	STYLE FOR STUDENTS	35	85/233262	2/3/2011	4016034	8/23/2011
United States	THE MIRACLE DRESS	25	85/526027	1/26/2012		
United States	THE PERFECT PIECES	35	85/157369	10/20/2010	3977278	6/14/2011
United States	THIS IS YOU. THIS IS NOW.	35	85/324948	5/19/2011		

Initiated by: lllon

Page 2

SCHEDULE IV
TO SECURITY AGREEMENT

Item A.     Pledged Notes: None.

Item B. Pledged Shares

Grantor	Securities Issuer (Jurisdiction of Organization)	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
AnnTaylor Stores Corporation	AnnTaylor, Inc.	Common: 1,000 shares, par value $1.00 per share	1	100%	2
AnnTaylor, Inc.	AnnTaylor Travel, Inc.	Common: 1,000 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Distribution Services, Inc.	Common: 100 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Retail, Inc.	Common: 100 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	Annco, Inc.	Common: 100 shares, par value $1.00 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Sourcing Far East Ltd.	Common: 150,000 shares, par value HK $1.00 per share	150,000	65%	12,13,15
AnnTaylor, Inc.	ANN Canada Inc.	Common: unlimited shares	1	65%	C-2

Item C.    Pledged Membership Interests: None.

Item D.    Pledged Partnership Interests: None.